Listing Report:Supplement No. 175 dated Feb 22, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 329440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,650.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.15%	Starting borrower rate/APR:	10.15% / 12.26%	Starting monthly payment:	$118.03

Auction yield range:	4.05% - 9.15%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	21 / 16	Length of status:	2y 3m
Credit score:	760-779 (Feb-2010)	Total credit lines:	38	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$20,511	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	IanBman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	20 ( 100% )	760-779 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	680-699 (Jan-2008) 620-639 (Nov-2007) 620-639 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Debt Consolidation
I?m attempting to get another Prosper loan.? The first one worked?out great and allowed me to pay off debt at a lower interest rate.? I was even able to pay off the loan early.? Prosper helped me acheive my dream of purchasing my very own house!? I?ve decided it?s a good time to consolidate the rest of my debt at a good rate that will allow me to become debt free faster and cheaper. I?m tired of letting credit card companies make? money off of me and I?d rather let you reap the rewards.? My plan is to concentrate on paying down my remaining debts so that I can spend my extra money on home improvements, and not credit card debt.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 340700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.05% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	2y 11m
Credit score:	740-759 (Feb-2010)	Total credit lines:	35	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$2,984	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	determined777	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUSINESS INVENTORY
Purpose of loan:
This loan will be used to? purchase inventory for my landscaping business, such as plants, shrubs, flowers and all other nursery stock.? I recently purchased commercial frontage? that sees very high traffic flow.? The average markup on nursery stock is 200%.

My financial situation:
I am a good candidate for this loan because?I have weateherd the storm so to speak, in reference to the economy.? I started my business in 2007 with very little, and in 3 years have expanded into something I have always wanted.? I am a good saver when it comes to budgeting.? I had to put down $20,000.00 on my commercial property, and due to building codes I have exhausted my available funds for inventory.???

Monthly net income: $6000

Monthly expenses: $
??Housing: $650
??Insurance: $ 150
??Car expenses: $ 400
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$127.93

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2000	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	2y 6m
Credit score:	720-739 (Feb-2010)	Total credit lines:	34	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$538	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	potbellian84	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	720-739 (May-2009) 660-679 (May-2008)
Principal balance:	$1,933.65	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Adios CitiFi loan!
I have a personal loan through CitiFinancial of $3800 at a near 29% interest rate!!! I called them and they said they could lower it to 22%. I have made every payment and I'm actually 3 months ahead of schedule! I'd like to get this loan down to 10-14%....won't you please help!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.54%	Starting borrower rate/APR:	22.54% / 24.81%	Starting monthly payment:	$961.76

Auction yield range:	8.05% - 21.54%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 14	Length of status:	0y 10m
Credit score:	800-819 (Feb-2010)	Total credit lines:	36	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$5,680	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-silver-candy	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tax and Credit Card Debt loan
Purpose of loan:
The purpose of this loan is to payoff Credit Card debt before the interest rates go way up. I also would like to payoff my tax payment plan in which the current interest rate is a round 30%. Thanks for you consideration.

My financial situation:
I am a good candidate for this loan because?I have worked in finance for many years and now how to manage money great. My wife and I have great jobs and income. We are ready to start our family but first must get the debt payed off. ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	25 / 21	Length of status:	4y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	43	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$22,243	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	excellent-bonus	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Public Safety Project
Simple ,?? I'm a full time Police Officer at the Holden Arboretum in Kirtland Ohio,?? I am trying to start a juvenile diversion/ volunteer group using students from local schools? ,? Kirtland/Chardon/Mentor,,,looking to explore law enforcement .??? I am going to use the small amount for Polo Shirts,? First Aid Kits,? and Windbreakers,? for roughly 20 student volunteers .??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 5.33%	Starting monthly payment:	$59.94

Auction yield range:	3.05% - 4.00%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	3.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	29%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	3y 5m
Credit score:	780-799 (Jan-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$52	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	AJ8981	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting in Prosper - No Risk
GUARANTEED RETURN. LOOKING TO REINVEST.

Purpose of this loan is simple. I am looking to reinvest capital back into Prosper. I have already made loans to more than 80 Prosper lenders.

I am a good candidate for this loan because I carry no debt (outside of Student Loans) and I have never been late or missed a payment. Of course, let me know if you have any questions I can answer.

Looking to get a great rate and make a couple percent annually and in the process give you a better rate than owning a CD or having money tied up in a money market. I appreciate you looking at my listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$123.10

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	5y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	13	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dynamic-trade5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacing kitchen appliances
Purpose of loan:
This loan will be used to? replace a refrigator and over the stove microwave oven

My financial situation:
I am a good candidate for this loan because?the only?debt I have besides my house is another personal loan which?is in good standing?

Monthly net income: $
$3000
Monthly expenses: $
??Housing: $ 1252
??Insurance: $ 0
??Car expenses:?0
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 287
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$159.91

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1983	Debt/Income ratio:	6%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	3y 11m
Credit score:	760-779 (Feb-2010)	Total credit lines:	20	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$19,362	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-penny-microscope	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate credit cards that have recently had their credit limits lowered and interest rates raised substantially. I'm fed up with banks making seemingly arbitrary "adjustments" to my credit without any available recourse.

My financial situation:
I am a good candidate for this loan because I have a relatively high income level and have been making payments 2-3x of the minimum on all cards for many months now. I'm tired of decreasing my card balances only to have the banks respond by raising my rates. Time to end my relationships with these banks. This loan will do that.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446736
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1988	Debt/Income ratio:	63%
Basic (1-10):	1	Inquiries last 6m:	12	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	23 / 21	Length of status:	4y 0m
Credit score:	720-739 (Feb-2010)	Total credit lines:	41	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$14,600	Stated income:	$50,000-$74,999
Amount delinquent:	$10	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tent936	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
COMPLETE RENOVATION PRIMARY HOME
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I CURRENTLY HOLD A FULL TIME POSITION WITH A LAW FIRM FOR THE LAST 4 YEARS. ?I AM VERY RESPONSIBLE WHEN IT COMES ON REPAYING MY DEBTS.?I JUST FINISHED PAYING FOR A BRAND NEW 2005 CAMRY I PURCHASED 5 YEARS AGO.?I OWNED A HOME BEFORE FOR 13 YEARS WITHOUT MISSING ONE PAYMENT.?I CURRENTLY OWN TWO PROPERTY AND NEVER MISSED ANY OF MY PAYMENTS. I NEED THIS MONEY TO DO SOME RENOVATION ON ONE OF MY HOUSE I WILL MOVE IN TO. I AM NOT SURE WHAT YOU SAW ON MY CREDIT REPORT IS CURRENT. I WAS JUST PURCHASE MY SECOND HOME IN NOVEMBER, 2009. YOU MAY NEED TO RE-CONSIDER YOUR DECISION. I AM WILLING TO PAY 18% ON YOUR LOAN.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 24.88%	Starting monthly payment:	$37.71

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	37%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	8y 4m
Credit score:	640-659 (Feb-2010)	Total credit lines:	25	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$1,183	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	Jumper26	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 4	On-time:	53 ( 85% )	640-659 (Latest)
Principal borrowed:	$22,550.00	< mo. late:	9 ( 15% )	560-579 (Jan-2008) 560-579 (Dec-2007) 600-619 (May-2007) 660-679 (Oct-2006)
Principal balance:	$2,409.61	1+ mo. late:	0 ( 0% )
Total payments billed:	62
Description
Pay Off Some Small Overdue Bills
Purpose of loan:
This loan will be used to pay off some overdue bills that aquirred while I was out on maternity leave.

My financial situation:
I am a good candidate for this loan because I have always paid my bills till the last several weeks while I was out on maternity leave.? I'm currently back at work but I just recieved my first paycheck and it was only for $400 and still owe another?$1692.06 in over due?bills.? All of my first paycheck went to my car registration.? These are my over due bills:

Daycare??$????? 750
Car payment??$????? 442.06
Utilities??$??????400
Phone/Cable??$???????100

This loan will be paid off in 6 months!!!!!!!

Monthly expenses:??
??Car expenses: $?600
??Utilities: $ 400
??Phone, cable, internet: $ 150
??Credit cards and other loans: $ 700
??Daycare: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$814.25

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	2y 9m
Credit score:	760-779 (Feb-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$10,888	Stated income:	$25,000-$49,999
Amount delinquent:	$42	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blue-ore-mammal	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for Govt Contract
Purpose of loan:
This loan will be used to? Provide working capital to finish procuring & shipping material for a US Government contract already awarded to our company.

My financial situation:
I am a good candidate for this loan because? My credit rating is good and our business has been profitable since day one. Our company caters to the federal, state and local government buying entities and we are designated as a small, woman owned business. I have over 20 years experience in supplying our commodities(steel,aluminum,etc.). Our company's sales were over $500,000.00 last year and the contract this capital will help finish is $170,000.00. The material being procured is already sold to the federal government and no processing needs to done to it. I am willing to share contract information with the prospective lender and would like to pay off the loan early if acceptable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1982	Debt/Income ratio:	37%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	16y 4m
Credit score:	600-619 (Feb-2010)	Total credit lines:	11	Occupation:	Other
Now delinquent:	4	Revolving credit balance:	$13,211	Stated income:	$25,000-$49,999
Amount delinquent:	$6,422	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	aklamoo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 4% )	640-659 (Feb-2008)
Principal balance:	$1,220.08	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Dental
Purpose of loan:
This loan will be used to?
?I?need extensive dental work,my insurance does not not cover all expenses

My financial situation:
I am a good candidate for this loan because?
?I work everyday, I will pay my bill, I have been paying
the loan I have faithfully

Monthly net income: $
2100 to 2300 with overtime
Monthly expenses: $
??Housing: $ 800
??Insurance: $ 60
??Car expenses: $ 80
??Utilities: $ 150
??Phone, cable, internet: $
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.05% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	12%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	9y 4m
Credit score:	760-779 (Feb-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$5,466	Stated income:	$50,000-$74,999
Amount delinquent:	$29,403	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	11
Screen name:	BrassMonkey13	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all my credit cards
Purpose of loan:
This loan will be used to pay off?2 high interest rate?credit cards.

My financial situation:
I am a good candidate for this loan because I have guaranteed income for life.(State Retirement) and?I?have been with my?present employer for?nearly 10 years?

Monthly net income: $ 6800

Monthly expenses: $
??Housing: $ 3800
??Insurance: $ 145
??Car expenses: $ 120
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1995	Debt/Income ratio:	5%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 1	Length of status:	3y 3m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Occupation:	Engineer - Mechanic...
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	diverse-social	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Worth the risk
Purpose of loan:
I recently had to have some serious car repairs done.I had to pay for them as I need a car to get to work, having a 47 mile commute one way to work.The only way to I could pay for this was to put in on my American Express.They expect payment in full monthly.I don?t have that much reserve.So I need a loan to clean this up and my other credit cards.I appreciate your time and consideration, and hope this loan will be mutually beneficial to you the lenders and me.

My financial situation / Why I am a good oppertunity:
I have been in a good job for the past 3+ years (20 years experience), with a stable company and foresee that to continue.? I have sufficient income to pay the loan (even after normal expenses, $2250), but unfortunately not enough reserve to pay the full amount at this time.? As for the low credit score/rating, In 2006 I had lost my job due to plant closure, creating some financial turmoil which I have addressed and have not missed or been late with a payment since.? Unfortunately the credit bureaus didn't adequately reflect that. Through disputes, my credit reports are starting to be corrected and move in a positive direction back to where I used to be and want to be again with a credit score well above 700. ?Maintaining current with this loan and paying it off will definitely reprove credit worthiness.

Monthly Income: $6883 Gross and $4300 Net

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 80
??Car expenses: $ Paid in full/on time $300?gas
??Utilities: $ Included in rent
??Phone, cable, internet: $ 120
??Food, entertainment: $?400
??Clothing, household expenses $?75
??Credit cards and other loans: $ 306
??Other expenses: $ 70
? Total Normal Expenses: $2051
? Available Cash Flow: $4300-$2051= $2249
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 10.84%	Starting monthly payment:	$584.96

Auction yield range:	3.05% - 9.49%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	10y 2m
Credit score:	800-819 (Feb-2010)	Total credit lines:	31	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$67,361	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	1/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	justice-authority1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My American Express Card
Purpose of loan:
This loan will be used to payoff my American Express Card

My financial situation is very stable. My industry is stable and even during this economic downturn my income has remained flat.
I am a good candidate for this loan because the purpose it to payoff a high interest credit card. American Express bumped up my rate. This loan will allow me to pay the amount off in 3 years for a far lower monthly payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	13%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 8	Length of status:	4y 7m
Credit score:	640-659 (Jan-2010)	Total credit lines:	20	Occupation:	Accountant/CPA
Now delinquent:	2	Revolving credit balance:	$2,565	Stated income:	$50,000-$74,999
Amount delinquent:	$1,285	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	pound-baton	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a used car
Purpose of loan:
This loan will be used to buy a car.

My financial situation:
I am a good candidate for this loan because I have a stable job and I have been at the current job for 5 years.

Monthly net income: $ 3,0000

Monthly expenses: $
??Housing: $ 500
??Insurance: $?0
??Car expenses: $ 0
??Utilities: $?0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$164.14

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	59%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 12	Length of status:	1y 11m
Credit score:	680-699 (Feb-2010)	Total credit lines:	32	Occupation:	Psychologist
Now delinquent:	0	Revolving credit balance:	$12,552	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	wildebeest3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy needed computer equiptment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$189.66

Auction yield range:	8.05% - 20.50%	Estimated loss impact:	8.98%
Lender servicing fee:	1.00%	Estimated return:	11.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	32%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	5y 1m
Credit score:	780-799 (Feb-2010)	Total credit lines:	10	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	p2p-bliss9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High interest rates & new baby soon
Purpose of loan:
This loan will be used to pay off some high interest rate debt and help us get on our feet before the baby gets here in May!

My financial situation:
I am a good candidate for this loan because I'm hard working and dependable. I have never defaulted on any of my obligations and hope to make this a worth-while venture for all involved.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.05%	Starting borrower rate/APR:	12.05% / 14.18%	Starting monthly payment:	$830.95

Auction yield range:	11.05% - 11.05%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	37%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 14	Length of status:	5y 8m
Credit score:	720-739 (Feb-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$70,994	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	deal-huckleberry	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to make payments quickly on my high balance and interest rates on my credit card. I made some bad decision in spending habits and would like to?pay down my debt as soon as possible. I am?hoping?someone out there can help me.?I am good person but good person do sometimes make bad choices that?he/she needs to live with. I choose to face it and pay the price.?

My financial situation:
I am a good candidate for this loan because I have a stable job and good income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.10%	Starting borrower rate/APR:	18.10% / 20.31%	Starting monthly payment:	$905.06

Auction yield range:	17.05% - 17.10%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	19 / 18	Length of status:	9y 2m
Credit score:	840-859 (Feb-2010)	Total credit lines:	31	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$2,598	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wonderous-fund3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need money
Purpose of loan:
This loan will be used to? take care of family matters and to help diversify my business

My financial situation:
I am a good candidate for this loan because?I am an excellent credit risk I pay my bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	9.27%	Starting borrower rate/APR:	10.27% / 12.38%	Starting monthly payment:	$64.79

Auction yield range:	8.05% - 9.27%	Estimated loss impact:	6.69%
Lender servicing fee:	1.00%	Estimated return:	2.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	20%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 12	Length of status:	2y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	19	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$21,610	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-funds-galleon	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Let's Pay Off Some Debt Faster
Purpose of loan:
My wife and I have pretty much maxed out our credit cards due to medical costs associated with the birth of our daughter, and related complications for my wife.? We would like to use this loan to consolidate some of our credit cards into a loan with a smaller interest rate.? We are a young family trying to do the right things.?

My financial situation:
We have good credit and steady income.? We are not in default, and never have been.? We intend with the lower payments to be able to get ahead in our payments.

Reasons to Loan to me: I have been employed at the same job for just over 2 years.? I am in a pretty recession proof job as I work?for?a large mid-stream oil and gas company.?We also have rental income every?month.? I'm just entering?my working prime, and should see increased pay and responsibility over the next year.? My education comes from Rice (the Harvard of the South).?

Not sure what else you need to know, other than we have enough money every month to pay all our bills.? This would just make it easier to pay off our credit card debt faster so that we can move on with our lives.?

Thank you for your interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$202.29

Auction yield range:	11.05% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1992	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	1 / 1	Length of status:	1y 10m
Credit score:	740-759 (Feb-2010)	Total credit lines:	16	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$55
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	tktbrkr	Borrower's state:	NorthCarolina	Borrower's group:	Business Loans for Entrepreneurs!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-679 (Jan-2007) 620-639 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Please Help Expand Successful Bus.
About 3 years ago, I applied for a $10,000 prosper.com loan in an attempt to expand my eBay business (listing # 10537).? Everything worked perfectly, I got the necessary capital I needed, I paid back the loan in full, and now I would like to start the process over again..!!

I am a full time graduate student trying to make a little cash as an online ticket broker. I strive to provide some decency and honesty in a business filled with shady characters (not to mention turn a profit), and I have established a superb online reputation.??4 years ago I started with $15,000 and turned it into $40,000 by the end of 2009.

I am proud of the percentage return on investment I have achieved during this tough economy and certainly interested in expanding once again.? To make a long story short, this is the time of year (from January to June) where I have to pay for all my tickets that I will be selling during the upcoming baseball and football seasons.? I will have roughly $50,000 in invoices to pay during that time period.? I then spend the rest of the year (April through December) selling off my inventory and paying back my loan.? Just like 3 years ago, I plan to pay back this loan in full by the end of the calendar year.

I do many transactions on eBay.? My eBay user ID is nhtixx.? Please feel free to look me up or contact me over there.? I currently have a feedback rating of 4836 (99.6% positive).? If you read the feedback people have left me, you will see customer after customer happy with the seats I sold them, the fair price, and my very fast delivery.

Unfortunately some of the poor credit decisions I made in college still affect me to the current day on my rating - but I am proud of the fact that last year at this time, my credit rating was a D - now it has been raised to a C.? Hopefully you will find me someone worthy of taking a chance on..!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 10.84%	Starting monthly payment:	$649.95

Auction yield range:	3.05% - 9.49%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 17	Length of status:	14y 9m
Credit score:	860-879 (Feb-2010)	Total credit lines:	30	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$11,029	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gold-igloo5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? to pay off credit cards and do some repairs in my housesuch a leaking roof and kitchen plumbing.

My financial situation:
I am a good candidate for this loan because?I am a honest person and always pay my bills on time,I have working in the same job for almost 15 years.?
and I do not have major debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	3 / 4	Length of status:	0y 4m
Credit score:	680-699 (Feb-2010)	Total credit lines:	9	Stated income:	Not employed
Now delinquent:	1	Revolving credit balance:	$3,194
Amount delinquent:	$201	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	joyous-credit247	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rebuilding life
Purpose of loan:
This loan will be used to?I am seeking this loan to pay off monthly bills and credit cards while I continue my seach for work. There are positions that I have to travel out of state to interview for, and even the process of LOOKING for work takes money. I am at my wits end having been laid off in Nov. and have been looking for work ever since. The situation with the economy isn't helping anything, although I don't feel special in that regard.. I have been rebuilding my life ever since Hurricane Katrina destroyed my restaurant which wiped out an entire life of career income. The insurance company failed to pay in a timely fashion which drove my wife and myself into an very bleak and desperate situation. I am a very strong person, but I foind myself as of late being broken which is something I was very resistant to before. At 44...I feel on one hand I have 20 yrs of working left and anything is possible, but on the other hand..I am demoralized and hate to say it...beaten.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 0

Monthly expenses: $?3000
??Housing: $ 1500
??Insurance: $ 230
??Car expenses: $ 530
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100?
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.23%	Starting borrower rate/APR:	31.23% / 33.63%	Starting monthly payment:	$345.02

Auction yield range:	11.05% - 30.23%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1988	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	21y 8m
Credit score:	720-739 (Feb-2010)	Total credit lines:	35	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$7,948	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	balance-judo7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sudden medical bills
Purpose of loan:
This loan will be used to consolidate a credit and get some cash to pay some sudden medical bills.

My financial situation: I have a couple credit cards maxed (around 2000) and was recently hospitalized. Otherwise, stable financially.
I am a good candidate for this loan because I have always paid back any loans, credit cards, etc.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$210.05

Auction yield range:	8.05% - 21.00%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	63%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 20	Length of status:	15y 6m
Credit score:	660-679 (Jan-2010)	Total credit lines:	38	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$45,021	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mongoose9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some CCs
Purpose of loan:
The purpose of this loan is to consolidate two of my highest-rated credit card accounts into a more manageable payment plan. The two accounts are Dell Financial $2500 @ 22.24% and Capital One which is $10000 @ 24.25%.?Although the amount requested will not be enough to pay?all of the Capital One, the remaining balance will be paid with our income tax refund.?

My financial situation:
I am a good candidate for this loan because I am a teacher and have a very steady income. I've been teaching kindergarten for 16 years now. My husband has a good job and has been with the same company for 20 years as an industrial plumber. He makes around $49,000 a year. He has never had a credit card and has no open loans. We have a small farm that is worth $125,000. It has been completely paid for 4 years now.? I have zero delinquencies and pay our bills on time each month.??

Monthly net income: $ 2750?(mine only) husband's income is around $2800 per month. Paying this loan will not be a problem.

Monthly expenses:
$ 2000?Total
??? 340 Car Payment??????
????100 Phone
????400 Groceries?????
?? ?410 Dell & Capital One?????
??? 250 Utilities?????
??? 500 Insurance????

Currently, I?m paying around $410 a month on the Dell and Capital One accounts. This Prosper loan would reduce my payment of almost $100. The difference in these payments would help us out tremendously by giving us a cushion each month for unexpected expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2003	Debt/Income ratio:	16%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	0y 9m
Credit score:	700-719 (Feb-2010)	Total credit lines:	8	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$55	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	silver-axis	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College/Housing/Fix Car
Purpose of loan:? This loan will be used for three purposes.? First, I need to pay off the remaining $900 of student fees that I owe the school.? I've managed to pay off $4,250 so far this semester, but my savings have just about run out.? Second, as the semester concludes, I need to be able dedicate more time to school than work, so I need a little money to make up that difference to cover food and heat.? Third, my beaten up old truck is grinding in reverse, first, and second gear.? With only 3rd and 4th still working, it's hard to make it to school.? It's a $500 fix.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$278.69

Auction yield range:	11.05% - 18.99%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	23 / 21	Length of status:	5y 3m
Credit score:	740-759 (Jan-2010)	Total credit lines:	51	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$11,706	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lovely-penny	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate and eliminate credit card debt.?

My financial situation:
I am a good candidate for this loan because I am very conscientious about my credit score, pay all my creditors on time, and as a registered nurse, have job security.? The consolidation of the credit cards I plan to pay off will allow me to?pay one?interest rate and?to pay them off in a timely manner, as opposed to if I were to continue to make monthly payments to the individual creditors.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 10.84%	Starting monthly payment:	$487.47

Auction yield range:	3.05% - 9.49%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	4y 1m
Credit score:	800-819 (Feb-2010)	Total credit lines:	30	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$34,243	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	BlueCelticEyes	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate two loans into one
Purpose of loan:
I have two loans. One from a Capital one CC at 9.99% and another one for a Lowes card at 11.99%. Trying to save money as I work this loan down. I got this debt because we recently purchased a bank owned home that was gutted and we used this money to renovate it.

My financial situation:
I am a good candidate for this loan because me and my wife have good full time jobs and we are dedicated to getting all this debt payed off and back to a positive balance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$180.89

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	0y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	5	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$1,345	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	orange-benefit-majesty	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Newlyweds in need of a second car
Purpose of loan:
This loan will be used to?
Buy a second car.? My husband and I just got married and moved to Louisiana for his job.? We decided to wait till we got here to buy a second car.
My financial situation:
I am a good candidate for this loan because?
Both my husband and I have secure jobs.? Here is a Pastor here in town and I am a 6th grade teacher.
Monthly net income: $
Total for both of us is 4,000
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$103.25

Auction yield range:	6.05% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 4m
Credit score:	760-779 (Feb-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$383	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	CNK1281	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	760-779 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-759 (Apr-2008)
Principal balance:	$1,305.44	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Surgery
Purpose of loan:
This loan will be used to? pay for corrective surgery; insurance will pay for a portion.

My financial situation:
I am a good candidate for this loan because.... I own a small but brand new home with my finacee so I just received my 8k tax credit, I have prior loan with Prosper that is up to date with payments; I have great credit scores with the top 3 reporters; I have a new job with a higher salary and I received a 5% raise my first month; I work in insurance so my field is not in jeopardy; I have no dependents; and I have a low credit card balance ($200 on a $2500 limit). I have money saved in the bank but I use that for stocks and savings and I don't want to interrupt my savings accounts for this. I used Prosper for a loan right out of college and I enjoyed helping people rather than an institution so I wanted to use it for my second loan as well.

We split the household bills; my monthly income is $2550.00
Mortgage- $525.00
Water- $55.00
Electric- $65.00
Cable/Internet/Phone- $65.00
Cell- $85.00
My car- $225.00
Credit card- $50.00
Groceries- $200.00
Prosper- $165.00
Car insurance is paid yearly ($800.00 for my car)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.54%	Starting borrower rate/APR:	7.54% / 9.62%	Starting monthly payment:	$108.94

Auction yield range:	4.05% - 6.54%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	15%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	2y 6m
Credit score:	780-799 (Feb-2010)	Total credit lines:	12	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$3,435	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	yield-guard1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Wells Fargo Credit Card
Purpose of loan:
This loan will be used to? payoff a Wells Fargo credit card. I racked up debt on my credit card throughout the process of throwing my wedding about a year ago.? I've been carrying a balance of around $3000 for sometime now.? I've always made more than the minimum payment but don't find myself hacking away at the balance quick enough, especially since the bank hiked my interest rate and my credit limit all in the same day. The balance is now at about $3435.00. ?

My financial situation:
I am a good candidate for this loan because I take care of all of my financial obligations. My husband is a CPA and suggested taking out a 3 year loan to pay this off since we don't really want to cut into either of our retirement reserves to pay this off.? I will probably pay this loan off before the end of the amortization. Thanks for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.05% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	23%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 7	Length of status:	4y 7m
Credit score:	640-659 (Feb-2010)	Total credit lines:	21	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$3,846	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 3	Homeownership:	No
Delinquencies in last 7y:	13
Screen name:	paloverde2	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Give me a shot, you wont regret it
Purpose of loan:
This loan will be used to? Buy an existing auto transport franchise.? Money will partially cover franchise fees and deposit required by headquarters.? I have $5000 to cover remaining expenses.? I have been driving for this company for about a year and the customers are already in place.? The company has been around for about 50 years and is well established.

My financial situation:
I am a good candidate for this loan because? My delinquencies and credit score speak loudly about my youth.? I was in college supporting myself and ran up some $20,000 in credit card and student loans.? Over the past 3 or 4 years I have made a strong effort to reduce my debt.? Over the last year alone I have erased over $10,000 in debt.? My family is stable and my credit score has improved over a 100 points now standing at 664.? I have never asked for a personal loan but this is an outstanding opportunity that I will not pass up.? I want to make money for my family not my boss.? Take a shot at me.? You will not be dissappointed.? I am trust worthy and true to my word.? Thank you for your consideration.

Monthly net income: $ 4000

Monthly expenses: $ 2200
??Housing: $ 1000.00
??Insurance: $ 200
??Car expenses: $ 400
??Utilities: $?100
??Phone, cable, internet: $ 200
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 10.84%	Starting monthly payment:	$812.44

Auction yield range:	3.05% - 9.49%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1969	Debt/Income ratio:	35%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	12 / 12	Length of status:	5y 9m
Credit score:	800-819 (Feb-2010)	Total credit lines:	34	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$7,004
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	worlds-best-generosity	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Printer Equipment Purchase
Purpose of loan:
This loan will be use to acquire a combination of equipment used in the professional signage and graphics industry. A local competitor is being forced to liquidate his assets due to the economy and this opportunity to purchase the equipment will save our company 30% versus buying the equipment new. The equipment is 30 months old and in excellent condition, so from that aspect, I know it's a sound investment.

My financial situation:
From a financial standpoint, our company would be able to repay our loan with relative ease. We currently purchase our printed products through industry wholesalers and by purchasing this equipment it will allow us to realize a savings of 56% on our material costs. The extra profit will be turned around and immediately applied toward our loan repayment every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$227.59

Auction yield range:	17.05% - 20.50%	Estimated loss impact:	26.16%
Lender servicing fee:	1.00%	Estimated return:	-5.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	30%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	14 / 11	Length of status:	5y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	37	Occupation:	Retail Management
Now delinquent:	1	Revolving credit balance:	$5,331	Stated income:	$50,000-$74,999
Amount delinquent:	$72	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	11
Screen name:	2ndChanceDoinItRight	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-639 (Nov-2009) 620-639 (Jun-2008) 520-539 (Mar-2007)
Principal balance:	$2,986.56	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Balance My Budget to get a new home
Purpose of loan:
This loan will be used to?get our?monthly household budget back in check.? I need to pay off my credit cards and?have a monthly reserve equal to one months debt payments (only fixed credit expenses, not household living expenses). in order to purchase a new home.? In Sept 2009 we sold our home after only 21 days on the market.? In order to sell we had to do some repairs and we used our credit cards to do this.? The utility costs in that home were "out of control" costing more than $1000 per month in the winter to heat our home.? We want to buy a new energy efficient home so we can keep our utility costs in check.

My financial situation:
I am a good candidate for this loan because I know what I need to do and have the financial?means to do so.? I grew?up with parents that had?no financial responsibility.? My poor upbringing?started me off in life down the path they?were on.? I have worked very hard to turn that around and this is one of the last steps in starting my financial freedom.?We owe $6000 in credit card debt.? I will recieve a payroll bonus of approximatly $3000 at the end of the month which will all go towards the credit cards.? This prosper loan will pay off the rest.? We already have $6000 saved for a down payment.? Once our high interest credit card debts are paid off our credit scores will be back up to where we can get a?GOOD fixed rate on a new mortgage and have no unexpected payments.?

Monthly net income (mine, my husands and rental income): $ 6850
Rental income: $850
My Husbands: $2000
My Income:? $4000

Monthly expenses: $?5494
??Housing (temporary housing until we get a new house): $?860
??Mortgage (on our rental property):? $986
? Insurance (home, auto and life): $?285
??Car expenses: $ 811
??Utilities: $?165
??Phone, cable, internet: $ 179
??Food, entertainment: $ 1200
??Clothing, household expenses $ 200
??Credit cards, student loans: $ 603
? Current Propser loan:? $205?

Additional Incormation:? This loan will bring the $603 payment down to $227.? The new home will?be new construction and over the?6 months it will take to build, I will be able to put $1000?per month into savings for emergencies.? This will help in the event that my tenant does not pay her rent or in case she decides not to renew her next lease.? I have pay stubs to verify my income.? Only $850 per month is from the rental income.? I have never made a late payment on my auto loan, prosper loan or student loans.? I have not made a late mortgage payment in?almost 3?years (and that was due to an adjustable rate mortgage that was over 14% at the time).?

If you have any additional questions please ask
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$627.73

Auction yield range:	17.05% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	21%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	26 / 22	Length of status:	9y 2m
Credit score:	720-739 (Feb-2010)	Total credit lines:	64	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,439	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	phountik	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation Loan
Purpose of loan:
This loan will be used to Consolidate my Citi bank Loan?for 13000 and all credit cards for 3000.00

My financial situation:
I?am very proud of my credit history. I never miss any payments or have any delinquent accounts.I will use this loan to consolidate and lower my interest rate.I have about $4000.00 on credit card with 21.00 % and one Citi Bank loan for $12,000.00 with 19.99%.
I have very good income. I work for bank of America for 8 Years. I received promotion last year.
Please feel free to ask any questions.Thanks again for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	22.50%	Starting borrower rate/APR:	23.50% / 25.78%	Starting monthly payment:	$974.27

Auction yield range:	8.05% - 22.50%	Estimated loss impact:	9.03%
Lender servicing fee:	1.00%	Estimated return:	13.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	2y 8m
Credit score:	760-779 (Feb-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,180	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ideal-balance4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to repair 3 residences
Purpose of loan:
This loan will be used to perform repairs on 3 residences used to house adults with mental disabilities.? These repairs include flooring, plumbing, and painting and are needed to pass a state inspection in the Fall of 2010.

My financial situation:
I am a good candidate for this loan because I receive payment from the state for providing an assisted living environment for these individuals.? I will eventually receive a partial reimbursement from the state, but the process is very slow.

I also have access to credit card credit lines but I would like to avoid using it because I try to reserve it for emergencies with the houses and its residents.? However, in the event I have trouble repaying the loan, I will definitely use the credit lines to pay back the loan should it be necessary.

Thanks in advance to all of you who choose to help me in this endeavor.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$659.81

Auction yield range:	17.05% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	33%
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	11y 11m
Credit score:	780-799 (Feb-2010)	Total credit lines:	14	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$7,627	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pleasant-auction8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New home - want to pay off debt
Purpose of loan:
This loan will be used to consolidate our credit card debt. We just purchased a new home and would like to have a single payment for our debt instead of variable rates on multiple cards. This would simplify our financial planning and situation.
My financial situation:
I am a good candidate for this loan because i have been employed by the same employer for 12 years. My husband and I are both teachers with good credit history. Having a set salary makes sure that we know how much we can afford each month for payments. My husband and I both earn the same salray and have worked for the same employer for 12 years. I always pay off my debt and have an excellent history in that respect.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 12	Length of status:	3y 3m
Credit score:	660-679 (Feb-2010)	Total credit lines:	32	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$34,688	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	luminous-income4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vehicle repairs and car for family
Purpose of loan:
This loan will be used to repair our 2007 Jeep Wrangler. It is a lease and the warranty ran out in January. As we all know, as soon as the warranty ran out the engine went out. The total for the repair is 4,800 and we do not have the extra cash on hand to make this repair before we turn in the lease in April. The other half of the loan is going to be used to buy a used car or van for our family. We have 2 children and my Mother also lives with us. 2008 year was tough for us. When we had our second child I was on bed rest for almost 4 months. That was a big hit to our income. We are making all our bills and have no problem making our mortgage payment. Its just that the cushion that we would have in savings isn't there. When you miss out on 4 months of income it takes a while to catch your savings back up. It has been tough.

My financial situation:Last year my husband and I made a little over 130K. This can be verified with W-2's if needed. Currently our Jeep lease payment is about $330.00. After we get it fixed and turned in that money will be used to pay off this loan.
I am a good candidate for this loan because my husband and I made over 130k last year, we are able to pay all our bills and we understand and respect the responsibility to our family and to our lenders to pay this loan back. As a side note, we just started the Dave Ramsey Total Money Makeover program. You should look into it.

Monthly net income: $ 6,500

Monthly expenses: $
??Housing: $1,570
??Insurance: $180
??Car expenses: $900
??Utilities: $300
??Phone, cable, internet: $300
??Food, entertainment: $800
??Clothing, household expenses $200
??Credit cards and other loans: $1,200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	3.10%	Starting borrower rate/APR:	4.10% / 4.43%	Starting monthly payment:	$118.27

Auction yield range:	3.05% - 3.10%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	7%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	11y 8m
Credit score:	780-799 (Feb-2010)	Total credit lines:	19	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$23,921	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ill-help-u-out	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay you and not discover
Purpose of loan:
I?will use this loan to pay back a loan from Discover credit cards. I got?suckered into a deal where I am paying 12% on a loan from them.?

My financial situation:
I will be a good candidate for this loan because I have lent money to others on Prosper and feel that it is a great service. I figure why not let a Prosper client make 5% rather than a credit card company..

Thanks Prosper friends .... together we can all prosper.

My last listing ran out of time with 90% funding. I think I will be funded 100% with a 10 day listing.

THANKS AGAIN !!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.95%	Starting borrower rate/APR:	22.95% / 25.49%	Starting monthly payment:	$58.03

Auction yield range:	8.05% - 21.95%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	14.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1978	Debt/Income ratio:	26%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 16	Length of status:	6y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	37	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$34,309	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	consummate-finance	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff credit cards
Purpose of loan:
Pay off a high rate credit card.??The interest rate on?this card?was?increased by the lender to an?unreasonably high level before the new federal credit card?laws went into effect.? I'm willing to pay a relatively high rate for this Prosper loan to convert the revolving credit card debt to a more manageable installment loan.

My financial situation:
I am a good candidate for this loan because I earn a fairly high income and can comfortably service my remaining credit card debt.? Most of my remaining debt is at significantly lower interest rates.

Monthly net income:
Salary $11,050
Less: Taxes $(2,150)
Net Pay $8,900

Monthly expenses:?
??Housing: $ 2,500
??Insurance: $ 250
??Car expenses: $ 850
??Utilities: $ 500
??Phone, cable, internet: $ 300
??Food, entertainment: $ 1,100
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 2,100
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 24.88%	Starting monthly payment:	$37.71

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1986	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	9y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$40,386	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sincere-greenback5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency!! Need money for college!
Purpose of loan:
This loan will be used to? paying for college. I need money to pay to college or my college life will be over! I need money. Please!!!! My mother won't support me at all!!! I don't know what do i do. Please help me!!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$902.36

Auction yield range:	17.05% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1985	Debt/Income ratio:	30%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 7	Length of status:	0y 5m
Credit score:	720-739 (Feb-2010)	Total credit lines:	28	Occupation:	Retail Management
Now delinquent:	1	Revolving credit balance:	$5,172	Stated income:	$75,000-$99,999
Amount delinquent:	$231	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Strictlymodern	Borrower's state:	NewJersey	Borrower's group:	Our Values
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	700-719 (Jan-2007)
Principal balance:	$296.73	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Asking for Help Again
Hello

Three years ago, many kind people on Prosper helped me get my life back in balance.

Over the course of the past 2 years, I had the misfortune to work for 2 companies that suffered financial hardship (one went Chapter 7 and closed its doors, one filed for bankruptcy and closed 20 out of 30 stores) and I was unemployed for 13 out of 24 months. I also lost claim to the house I co-owned due to a bad relationship break up.

In September of 2009, I had the good fortune to find a job that I truly love with a company that is stable and growing. However, many months of unemployment put me way behind the eight ball with lawyer's fees and high interest credit card debt, and I am asking once again for help to get back on track from Prosper. It's getting to the point where I have trouble making the minimum payments on my cards, and at this rate, I will never get out of debt.

Throughout my financial problems, I made my payments to my Prosper loan (which ends this month), and if I am given another loan, would continue to make my monthly payments steadily as my way of saying thank you to those of you who helped me in the past. Consolidating my credit card debt into one monthly payment at a reasonable interest rate would help me guarantee a steady loan payoff. I'm not looking to eliminate my debt through debt relief programs that I honestly don't trust; I'm looking to pay off the debt I owe in full and be able to put some money aside for my future at the same time.

Thank you for reading this and for considering my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	9y 0m
Credit score:	660-679 (Feb-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	4	Revolving credit balance:	$1,221	Stated income:	$25,000-$49,999
Amount delinquent:	$462	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jhofkins	Borrower's state:	Missouri	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-619 (Aug-2009) 640-659 (Apr-2007)
Principal balance:	$218.43	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Debt consolidation - Medical bills
Purpose of loan:
This loan will be used to? pay okk outstanding balances from several outpatient proceedures on me and my wife.

My financial situation:
I am a good candidate for this loan because? I have been employed by Southwest for 9 years, a supervisor for the past 7. My wife works full time as a nurse.? We also have the responsibility of taking care of our 4 year old grandaughter who moved in with us in may of 2008 along with her mother, my stepdaughter.

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ 1021
??Insurance: $ 95
??Car expenses: $100.00
??Utilities: $ 250.00
??Phone, cable, internet: $75.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 125.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1984	Debt/Income ratio:	105%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	3 / 1	Length of status:	8y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	21	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$148
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	tremendous-affluence	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a used convertibale
Purpose of loan:
This loan will be used to? to buy a convertibale that i want

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1115.30

Monthly expenses: $
??Housing: $ paid for
??Insurance: $ 149.16
??Car expenses: $ 50,00
??Utilities: $ 260.00
??Phone, cable, internet: $ 89,00
??Food, entertainment: $ 25.00
??Clothing, household expenses $ 20.00
??Credit cards and other loans: $?20.00
??Other expenses: none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$124.73

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	4y 4m
Credit score:	720-739 (Feb-2010)	Total credit lines:	20	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$3,815	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	17
Screen name:	sedric1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting ahead
Purpose of loan:
This loan will be used to?? pay off?a credit card?balance at a cheaper rate than i currently have.

My financial situation:
I am a good candidate for this loan because? I have an excellent debt to income ratio now that I have had some errors corrected on my report. I am currently looking to pay off old debt with this loan in addition to keeping up with my current balances.
My goal is simply to build credit at this point as I dont have many open accounts anymore. I believe that someone in this mindset is extra motivated to make all future payment history look excellent.
Monthly net income: $? 4800

Monthly expenses: $
??Housing: $??900
??Insurance: $? 180
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $

As you can see, i have funds available for this. It should be repaid in 2 years or less.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 12.35%	Starting monthly payment:	$398.57

Auction yield range:	3.05% - 11.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	0y 3m
Credit score:	840-859 (Feb-2010)	Total credit lines:	33	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fireduck64	Borrower's state:	Washington	Borrower's group:	Virginia Tech Alumni
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 100% )	840-859 (Latest)
Principal borrowed:	$23,000.00	< mo. late:	0 ( 0% )	820-839 (Apr-2008) 780-799 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Selling my
I am selling my house in Virginia after having moved to Seattle. Of course the market isn't great and some things I considered charm and peculiarities are considered by potential buyers to be costly repair items. I have a it under a sale contract now and hopefully closing in March. The trouble is that with the repairs and closing costs and what I owe on the mortgage I will need to bring money to closing to make up cover the difference.

So my options are Prosper or pulling the money out of my Roth IRA. I'd really prefer to not mess with my Roth IRA so here I am.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	9 / 8	Length of status:	4y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	21	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$48,822	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	thunder970	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
repairs on investment property
Purpose of loan:
This loan will be used to?? home improvments to investment income property in waterbury CT

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3700.00???

Monthly expenses: $?2390.00
??Housing: $?948.??Insurance: $ 133.00
??Car expenses: $ 282.00
??Utilities: $?50
??Phone, cable, internet: $?200??Food, entertainment: $?500??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.49%	Starting borrower rate/APR:	8.49% / 8.83%	Starting monthly payment:	$189.38

Auction yield range:	3.05% - 7.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	1y 9m
Credit score:	800-819 (Feb-2010)	Total credit lines:	19	Occupation:	Pilot - Private/Com...
Now delinquent:	0	Revolving credit balance:	$71,692	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	a-platinum-course	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ShockingRides.com New Inventory
Purpose of loan:
This loan will be used to buy Ultra Motor electric bicycles to put in my showroom for display and rental.? My website is ShockingRides.com, I operate a retail storefront in Folsom California.? I have sold 2 of these units in the last month and with Spring around the corner, I would like to increase my ability to quickly deliver product.?

We have been in business for a year and have found a niche to help people reduce their transportation carbon footprint.?? Before you loan take a look at our website and products, we have a unique mix of Electric Bikes, Scooters and Cars.?? We are a CA DMV approved motorcycle dealer, a very lengthy and restrictive process to complete that insulates us from competition..

My financial situation:
I am a good candidate for this loan because I am employed full time as a pilot with a national airline.?? I value my credit score and will be keeping it above 800.? My business is a year and a half old and currently paying the operating costs, inventory principal and 20% interest on its own.?? My new location and strong product line have huge potential, I plan to continue to use Prosper capital to build my business.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.05% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	21%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 11	Length of status:	3y 11m
Credit score:	700-719 (Feb-2010)	Total credit lines:	42	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$151,399	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	refined-transparency7	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating loans
Purpose of loan:
This loan will be used to to pay off two credit cards I used to renovate a rental property...thereby shifting from a revolving credit to a fixed loan and improving my credit score overall.

My financial situation:
I am a good candidate for this loan because I have a solid job with six figure income and additional income from rental property.

Monthly net income: $9450 total (Monthly income after taxes is $7300 plus additional monthly rental income of $2150)

Monthly expenses: $
??Housing: Mortgage for primary residence $3000 and rental property $1400
? Car Insurance: $100
??Car expenses: $370
??Utilities: $200
??Phone, cable, internet: $175
??Food, entertainment: $500
??Clothing, household expenses $100
??Credit cards and other loans: $700 (to go away with this loan)
??Other expenses: $378 MBA student loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1988	Debt/Income ratio:	40%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 13	Length of status:	13y 6m
Credit score:	660-679 (Feb-2010)	Total credit lines:	33	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$61,859	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	first-funds-mangrove	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off payday loans and Doctor
Purpose of loan:
This loan will be used to? pay for doctor bills and payday loans

My financial situation:
I am a good candidate for this loan because?I pay my bills on time.?

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 432
??Insurance: $ 432
??Car expenses: $ 538
??Utilities: $ 92
??Phone, cable, internet: $ 140
??Food, entertainment: $ 100
??Clothing, household expenses $ 100????????
??Credit cards and other loans: $ 1000.
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1978	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	2y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	14	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$7,183	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	farm560	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.05% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	25%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	1y 5m
Credit score:	720-739 (Feb-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$18,616	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	useful-penny1	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get Out of Credit Card Hell
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I lived on my credit cards for several months after quitting a job a few years back. The job was making me physically ill, I hated it so much. After a few months, I found a part-time job, which evolved into a full-time job. And then I found a better job, my current position. Despite a good income, I cannot break out of debt I got into while I was paying my living expenses with my card because of my ridiculously high interest rates on my cards. I am making progress on my debt. I have NEVER ever missed a payment on anything. I have never been more than a few days late on a credit card payment, but that seems to be enough of an excuse to raise my rates. I want more than anything to get out of credit card debt and I am making very large payments each month to try to get out. A reasonable interest rate would help me so much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.49%	Starting borrower rate/APR:	8.49% / 10.58%	Starting monthly payment:	$315.63

Auction yield range:	4.05% - 7.49%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	21 / 21	Length of status:	6y 8m
Credit score:	780-799 (Feb-2010)	Total credit lines:	39	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$76,622	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vigilance-shooter8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminating Credit Debt
Purpose of loan:
This loan will be used to help eliminate credit card debt and fight unreasonable creditor rates.

My financial situation:
I am a good candidate for this loan because I have an excellent credit rating and I have an income that is recession-proof. I also have an excellent payment history and am more than responsible with my finances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$334.54

Auction yield range:	11.05% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1988	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	22y 5m
Credit score:	700-719 (Feb-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$295,926	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	leverage-creature	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off some of my credit card debt

My financial situation:
I am a good canidate for this loan because my wife and I make a substational living. We currently manage payments on this debt yet wish to save on the interest rate and pay off the debt much quicker

Monthly net income: $ 14,000

Monthly expenses: $ 12100
??Housing: $ 4200
??Insurance: $ 210
??Car expenses: $ 700
??Utilities: $ 750????
??Phone, cable, internet: $ 200
??Food, entertainment: $ 2000
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 3000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	53%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 10	Length of status:	16y 1m
Credit score:	800-819 (Feb-2010)	Total credit lines:	41	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,788	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benevolent-truth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WORKING CAPITAL
Purpose of loan:
This loan will be used to?
Augment my working capital for my current business, to pay for the office expenses, and others?for another two months while we market a new Private Mortgage Funding for?still qualified and able?Homeowners even if they have low fico scores, bankruptcies, and other derogatories in their credit report.
My financial situation:
I am a good candidate for this loan because?
We have a new and innovative product from a very Reliable Broker where in we are now an affiliate and a promoter and marketer.? A product?that is really needed by many homebuyers who are credit challenged but are very qualified and able to purchase a new or another home, even if ?they just lost one from foreclosure.? This product is New and Innovative and once it becomes well known has a huge potential to help a lot of homeowners get back to a real house not to mention the financial rewards it will bring to my company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1985	Debt/Income ratio:	20%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	8 / 6	Length of status:	9y 8m
Credit score:	600-619 (Feb-2010)	Total credit lines:	23	Stated income:	$1-$24,999
Now delinquent:	4	Revolving credit balance:	$2,512
Amount delinquent:	$3,261	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	33
Screen name:	toplady1	Borrower's state:	Washington	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	59 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,057.00	< mo. late:	0 ( 0% )	560-579 (Jan-2008) 560-579 (Dec-2007) 540-559 (Nov-2007) 560-579 (Feb-2007)
Principal balance:	$428.17	1+ mo. late:	0 ( 0% )
Total payments billed:	59
Description
Moving Forward
Purpose of loan:
This loan will be used to?
This Loan will be used to get needed dental care, pay off some medical bills from recent surgery.
My financial situation:
I am a good candidate for this loan because?
I have paid off a l3 year loan with Prosper.? I have one year left on an existing loan, and I have NEVER been late or missed a payment.? I recently received a credit line increase on 2 of my accounts.? I?am working on restoring my credit after a backruptcy in 2006, so?I do have a low score, but my curren credit is timely, and my Prosper record is STELLAR.

Monthly net income: $ 1,684

Monthly expenses: $ 600
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	6.05%	Starting borrower rate/APR:	7.05% / 9.12%	Starting monthly payment:	$309.00

Auction yield range:	6.05% - 6.05%	Estimated loss impact:	5.08%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	1y 7m
Credit score:	720-739 (Feb-2010)	Total credit lines:	23	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$9,817	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dough-reformer	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In need of financial help
Purpose of loan:
This loan will be used to save my mother from bankruptcy.

My financial situation:
I am a good candidate for this loan because I am very financially responsible and have a steady?monthly income as an anesthesia resident. I have?smart spending habits which I developed in high school and?have maintained during my?4yrs in?college, 4 years?in medical school, and now almost two years of?residency.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$154.99

Auction yield range:	4.05% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	59%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	6y 11m
Credit score:	740-759 (Feb-2010)	Total credit lines:	23	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$10,865	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	successful-money4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off higher interest credit card
Purpose of loan:
This loan will be used to pay off a credit card @?22.99 percent interest.? They just raised the rate for no reason, I haven't had a late payment on this account ever.
My current minimum payment on this card is $150,?I?pay between $200 and $250 per month
My financial situation:
I am a good candidate for this loan because, I have completed the?Dave Ramsey Financial Peace University, and have my household on a good budget, plus in the last?year and a half I've paid off a little over $10,000 of credit card debt.?
The payment on this loan will be less?then what I have budgeted for this debt.? So I will have no problem with the payment.? I have a great job, that I love and plan on paying this debt off as early as I can.
Please ask me any questions you'd like.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.04%	Starting borrower rate/APR:	14.04% / 16.20%	Starting monthly payment:	$153.89

Auction yield range:	6.05% - 13.04%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	43%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 10	Length of status:	2y 6m
Credit score:	740-759 (Feb-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,219	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bklynborn424	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payinbg off my credit cards
Purpose of loan:This loan will be used to? Debt consolidation.?

I am a good candidate for this loan becausw after my father died alittle while ago, and I closed down the business we had together, I realized that family is everything.? I left the grind of working 60+ hours a week including nights, weekends and holidays and took a job for half the salary.? This new position afforded me the time with the family but I had to adjust the budget. Since its only a one income household there was alot of cutting to do.? At this point I am making ends meet and not late on any bill, but are paying too high of interest rates.? This loan would allow me to pay them off quicker and then save to buy a house. I also needed to take a care credit card out to pay 1000.00 to find out that my dog is dying of cancer at only 7 years old. I would spend any money on her to make sure she is ok.? Unfortunatly the credit card company understands that and charges a high APR.?I have worked hard to work on my credit score the last couple of years.? At one point I had a+ credit but life happens and it dropped.? I have fought hard the last couple of years and every month I get closer to where I was.

Monthly net income:$ 1,675

Monthly expenses:?
Housing: $ 300.00??
Insurance: $ 35.00??
Car expenses: $ 264.00?
?Utilities: $ 120.00??
Phone, cable, internet: $ 100.00??
Food, entertainment: $ 70.00??
Clothing, household expenses $ 30.00??
Credit cards and other loans: $ 100.00??
Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$654.77

Auction yield range:	8.05% - 10.00%	Estimated loss impact:	6.41%
Lender servicing fee:	1.00%	Estimated return:	3.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	29%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 10	Length of status:	2y 0m
Credit score:	820-839 (Feb-2010)	Total credit lines:	18	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,534	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	peaceful-fund5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvements- 820+, 29% dti
Purpose of loan:
This loan will be used for home improvements.
My financial situation:
I am a good candidate for this loan because I am a credit worthy person to lend to. My financial situation is great, I currently have no credit card debts and?more than 50% of my income left over to pay back this loan. I intend to pay it off within the next 18 months. This is my first time trying Prosper, I don't know why my prosper rating is a C, my DTI is at 29% with a 820-839 score.

I am a good candidate for this loan because:
1.? I am a person of high personal integrity.
2.? I have a reliable career at a stable security systems company.
2.? I have a respectable net worth with a healthy 401K retirement account.
3.? I have never defaulted on any type of loan.
4.? I can readily make monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.05% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	45%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 9	Length of status:	15y 0m
Credit score:	700-719 (Feb-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,651	Stated income:	$25,000-$49,999
Amount delinquent:	$9,422	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	MarwariNumber1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 83% )	700-719 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	4 ( 17% )	700-719 (Nov-2009) 720-739 (Feb-2008) 720-739 (Jan-2008)
Principal balance:	$8,206.31	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Pay off debt as soon as possible
Purpose of loan:
This loan will be used to?pay some emergency home repair bills,I am a good candidate for this loan because I believe I am trustworthy and will honor my part of the commitment,I have a very steady job, have been employed with the Federal Reserve Bank?,most likely I expect to pay off this loan well within the 3 year period.I also have a current loan remaining,i have never been late,plus i have no negative remarks on my credit report.Also please note that my credit profile is not up to date(its two years old)on my current credit report there are no deliquent accounts.Thank you and feel free to ask me questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$64.11

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	15 / 14	Length of status:	19y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	28	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$65,862	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	efficient-finance	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest card
Purpose of loan:
This loan will be used to? Pay off a 25.24% credit card.

My financial situation:
I am a good candidate for this loan because? My current score on CreditInform.com is 689.? It shows pages & pages of loans that have been paid off on time or are currently been paid on time.? We own our own home but the loan does not show up on this credit file because it is in my husbands name.??

Monthly net income: $3,000 - ?I have a husband so my expences outside of debt pay off is low (we split everything).? Self employed in as a Realtor since 1990.? I?owned a Tae Kwon Do Studio & taught children & adults for 20 years.? I currently have?the building?leased to a wonderful tenant.??Plus I am?doing some property management for a client till?the market picks up.? ?

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 150
??Car expenses: $ 200
??Utilities: $?75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 270
??Clothing, household expenses $?50
??Credit cards and other loans: $ 1300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.24%	Starting borrower rate/APR:	34.24% / 38.37%	Starting monthly payment:	$44.81

Auction yield range:	17.05% - 33.24%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	25%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	0y 10m
Credit score:	680-699 (Feb-2010)	Total credit lines:	26	Occupation:	Clerical
Now delinquent:	1	Revolving credit balance:	$2,332	Stated income:	$25,000-$49,999
Amount delinquent:	$13,031	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	beachgirl119	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,600.00	< mo. late:	0 ( 0% )	600-619 (Sep-2007)
Principal balance:	$403.06	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Paying off my credit cards
Purpose of loan:
I'm reposting my request.? Thank you for those who bid on my first request.? I lowered the amount needed and hope more people will help me out with their bids.? I will be using the loan to pay off two very?high interest credit cards.?I am a good candidate for the loan because I pay all of my bills on time, including a previous Prosper loan that I have never been late or missed a payment on.

My financial situation:
I have a steady income, with a great stable organization.? I'm a very loyal and hard worker.? My credit went down hill after a divorce, but I am striving to bring it back up again.? I am making significant?progress and have improved my credit score.? There is an error being reported on Experian that I am currently disputing.? The error is not showing up on the other two Credit Reporting Agencies.? ?I hope that I will receive the money to pay off my current debt which will help improve my credit even more.??Thank you for your consideration.

Monthly net income: $ 2,000????????????

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 120
??Car expenses: $ 225
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $?100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$113.13

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2003	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	1y 8m
Credit score:	680-699 (Feb-2010)	Total credit lines:	13	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$9,537	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	p2p-piano7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for a Honeymoon
Purpose of loan:
This loan will be used to provide a way for me and my bride to be to go on a nice honeymoon to Las Vegas

My financial situation:
I am a good candidate for this loan because I have never missed or been late on a payment.

Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $ 430.00
??Insurance: $?60.00
??Car expenses: $ 397.50
??Utilities: $?275
??Phone, cable, internet: $ 115.00
??Credit cards and other loans: $ 175
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	6y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	22	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$2,500
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wise-wealth-performer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money needed for paying a debt
Purpose of loan:
This loan will be used to?Pay bill I owe?

My financial situation:
I am a good candidate for this loan because? I will have the payment paid to you directly from my checking account, you will get your payment first.

Monthly net income: $
3150.00
Monthly expenses: $?1437.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$904.44

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2005	Debt/Income ratio:	54%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 8	Length of status:	7y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	20	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$14,129	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	eagles5286	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lots of Debt
Purpose of loan:
This loan will be used to? Paying off all debt that my wife and I have.

My financial situation:
I am a good candidate for this loan because?
We may have a lot of debt but we pay everything on time and want to catch this debt before it gets out of hand. Since I am married we do have incomes and I am restricted to just using my own income.? ?
Monthly net income: $
4100
Monthly expenses: $
??Housing: $ 1128
??Insurance: $ 157
??Car expenses: $250
??Utilities: $ 120
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $1280
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	14.05% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2001	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 7	Length of status:	29y 3m
Credit score:	640-659 (Feb-2010)	Total credit lines:	22	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,938	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	deal-dynamo7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card bills
Purpose of loan:
This loan will be used to? pay off credit card ,and other bills.
My financial situation: My net monthly salary is $2000.00 and I receive rent from my two houses.
I am a good candidate for this loan because?I do believe in paying back what I owe?.

Monthly net income: $ 2000.00

Monthly expenses: $ 1195.00
??Housing: $ 500.00
??Insurance: $
??Car expenses: $
??Utilities: $ 50.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 420.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.04%	Starting borrower rate/APR:	28.04% / 30.66%	Starting monthly payment:	$62.08

Auction yield range:	11.05% - 27.04%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 14	Length of status:	6y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	53	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$5,228	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	33
Screen name:	new-magnificent-coin	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest debt
Purpose of loan:
This loan will be used to? Pay off very high interest debt.

My financial situation:
I am a good candidate for this loan because?I Have good recent credit history and with this loan will ease the burden of high interest and fees on current accounts.All the problems with my credit history are from more than 6 years ago.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 00
??Insurance: $ 75
??Car expenses: $ 00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 250
??Other expenses: $ 00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	25%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 11	Length of status:	9y 8m
Credit score:	620-639 (Feb-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$7,150	Stated income:	$25,000-$49,999
Amount delinquent:	$400	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	shykat79	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	520-539 (Aug-2008)
Principal balance:	$783.72	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
car help-pmts to be electronic
Purpose of loan:
This loan will be used to?mechanical car repairs and to pay approximately $800.00 to a current Prosper Loan that I have been paying on since Sept. 2008.

My financial situation:
I am a good candidate for this loan because?I make sure to pay all of my debts.? The payment will be made electronically.? I have been at my full time?job for?almost 10?years.??I do have a part time job?that I have been at for over 4 years, income not included in the amount on this listing.? My credit?was?fairly good up, but due?downfalls the past few years?it has dropped a little. My credit is slowly rising, even through the hard times I have always maintained payments, most if not all were on time.?The deliquences that show are older ones as I have been paying each month on time and caught up.? To initially build?credit I started with credit cards but then got caught into that trap and ended up with more than needed.??About 3 years ago I joined a Debt Consolidation company to?assist me with clearing my credit cards and I have been with them since paying the monthly payment electronically, currently I am in the last year of payments with this company.? The credit cards are all closed, I gladly cut them up and to be on the program the cards have to be closed anyways.??Currently and even before?joining the Debt Consolidation for my credit cards, I have always paid them on time and always for a little more than the minimum that was due.??The?late payments that do?show on the credit profile?are payments that were late around the time I was setting up the consolidation.

Monthly net income: $3310.00 (before taxes from full time job) and $208.00 (before taxes from part time job)Total for income for both: $3,518.00. I also have a 401K through my full time time job that has over $6,500.00 in it, please consider this "collateral".

Monthly expenses: $2,133.00
??Housing: $650.00
??Insurance: $90
??Car expenses: $315.00
??Utilities: $50?
??Phone, cable, internet: $200.00
??Food, entertainment: $100 (approximate)?
??Clothing, household expenses $120.00 (approximate)?
??Credit cards and other loans: $433.00 (credit management electronic pmt for my credit cards that I no longer have)??and $55.00 current loan
??Other expenses: $120.00 (gas and misc)?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	57%
Basic (1-10):	4	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	24 / 22	Length of status:	8y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	75	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$30,941	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benefit-blanket	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate my credit cards into one monthly payment.
My financial situation:
I am a good candidate for this loan because? I always pay my bills.? I am very conscious about my credit.? I have a full time job and a part time job waitressing.? I'm just trying to pay down my credit cards.? My credit score is low because my debt to income ratio.? I make enough money to pay all my bills but I cannot claim my waitress money.? I just want to combine all of my credit cards into one monthly payment.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.39%	Starting borrower rate/APR:	10.39% / 12.50%	Starting monthly payment:	$259.60

Auction yield range:	4.05% - 9.39%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	1y 6m
Credit score:	780-799 (Feb-2010)	Total credit lines:	28	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$16,097	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orange-ideal-responsibility	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase my dream ride
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	17.05% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	13 / 12	Length of status:	28y 8m
Credit score:	680-699 (Feb-2010)	Total credit lines:	24	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$47,295	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wealthbuilder-1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Loan
Purpose of loan:
This loan will be used to purchase new computers?

My financial situation:
I am a good candidate for this loan because my business is growing and naturely re-occurs annually.(tax prep).?

Monthly net income: $ 8,750

Monthly expenses: $
??Housing: $ 1550
??Insurance: $ 75
??Car expenses: $ 250
??Utilities: $ 400
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.04%	Starting borrower rate/APR:	14.04% / 16.20%	Starting monthly payment:	$136.79

Auction yield range:	6.05% - 13.04%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	3y 3m
Credit score:	720-739 (Feb-2010)	Total credit lines:	34	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$1,886	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	greenback-taiko	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surgery
Purpose of loan:
This loan will be used to do a surgery on my face. When I was 7 I was involved in a gasoline explosion that left me scarred on part of my face. Now after years of living with this defect, there is a surgery available that I can have that would be able to reduce the 5 inch wide x 7 inch long scar to just a long line along my hairline. The doctor won't take payments, but if I could get this loan I can get the surgery and start feeling better about myself. The benefits to my self esteem would be priceless.

My financial situation:
I am a good candidate for this loan because I have a secure and steady job and I pay my bills on time. I have never been able to look in the mirror without figuring out how to hide my scar, or wearing my hair to try and cover. This is a very difficult subject for me to talk about, but perhaps you can see how much this would mean to me. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	26%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 14	Length of status:	22y 6m
Credit score:	600-619 (Feb-2010)	Total credit lines:	35	Occupation:	Teacher
Now delinquent:	3	Revolving credit balance:	$6,024	Stated income:	$50,000-$74,999
Amount delinquent:	$8,482	Bankcard utilization:	114%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	meyouus	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 660-679 (Jul-2009) 640-659 (May-2008)
Principal balance:	$200.29	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Mortgage restructure
Purpose of loan:
This loan will be used to? make extra payment to complete mortgage restructure.

My financial situation:
I am a good candidate for this loan because? my current prosper loan will be paid in full in April.? Each payment has been made promptly for each of the past 34 months.? I have had the same job for the past 22 years as a high school teacher and coach. ????

Monthly net income: $ 3200 ????

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 30.00%	Starting monthly payment:	$61.55

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	3y 7m
Credit score:	660-679 (Feb-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	bartdollars3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Buying a new lawn mower
Purpose of loan:
This loan will be used to? pay for a lawn tractor purchased from a relative for a discounted price.

My financial situation:
I am a good candidate for this loan because?I work for a secure company that is expanding?and I?also work a second job inthe evening and on weekends.

Monthly net income: $ 2,500.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2002	Debt/Income ratio:	72%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	12 / 11	Length of status:	2y 4m
Credit score:	680-699 (Feb-2010)	Total credit lines:	30	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$189,350	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	impressive-social	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to start paying off my credit cards.

My financial situation:
I am a good candidate for this loan because i'm very committed on making my payments on time. I have never fell behind on my payments and trying very hard not to.

Monthly net income: $?6050.
About $2950 work paycheck, $1600 rental property income,? $1500 second rental property income.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.05% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	27%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	6 / 3	Length of status:	1y 7m
Credit score:	660-679 (Feb-2010)	Total credit lines:	54	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$39,763	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	liberty-nexus	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Street Legal Motorcycle
Purpose of loan:
This loan will be used to? purchase a street legal motorcycle. Looking at a nice used Harley Davidson or a used Honda.

My financial situation:
I am a good candidate for this loan because?With the exception of a bad experience in the housing market last year, I maintained perfect credit for 15 years. I also have a very good government job that is extraordinarily stable. Finally, the loan amount is relatively low, and the opportunity for an investor to earn a significant return relative to the low interest rate environment for similar sized investments is very attractive.

Monthly net income: $ 4485

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 123
??Car expenses: $ 578
??Utilities: $ 210
??Phone, cable, internet: $ 180
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$123.10

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2001	Debt/Income ratio:	9%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 1	Length of status:	3y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	3	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$2,351	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	magical-wealth	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental Surgery
Purpose of loan:
This loan will be used to have my Wisdom teeth removed.
My financial situation:
I am a good candidate for this loan because I am a responsible single mother, who works every day and and wants to continue to grow in the community and become the best mother, friend, and employee I can be.

Monthly net income: $ 1720.00

Monthly expenses: $
??Housing: $ 713
??Insurance: $ 160
??Car expenses: $0.00
??Utilities: $?97.00
??Phone, cable, internet: $?89.99
??Food, entertainment: $ 200
??Clothing, household expenses $100
??Credit cards and other loans: $0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$72.35

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	12y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	13	Occupation:	Construction
Now delinquent:	3	Revolving credit balance:	$4,373	Stated income:	$25,000-$49,999
Amount delinquent:	$160	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	bonus-slingshot3	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff 1 credit card
Purpose of loan:
This loan will be used to? payoff 1 credit card in my name only. My spouse is not on the card.? I have had this card for four years and got behind on my payments last October..They have raised my rate to 30%. I have been paying $50 per month thru january 1, 2010. I have been trying to negotiate my rate down but to no avail. While I ws paying $50 per month , the credit card company was adding around $130 a month to my balance I am trying to negotiate a payoff amount of around $1500 to $2000 but they won't negotiate with me until I can show them I have the money available.

My financial situation:
I am a good candidate for this loan because I have been making payments to them. I can afford around a $75 payment over the 3 years?

Monthly net income: $ Mine is $2000 per month and wifes is $3000 per month

Monthly expenses: $
??Housing? $808
??Insurance: $ 112
??Car expenses: $ 300
??Utilities: $ 400
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $ 300
??Credit cards and other loans: $?80 + 50 +50 + 30 +?75 equals? $285?????????????? $75 is anticipated new loan from?Prosper
??Other expenses: $??? Church?? $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	14 / 13	Length of status:	1y 9m
Credit score:	680-699 (Feb-2010)	Total credit lines:	68	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$87,209	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	reward-american	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making My Future
Purpose of loan:
Officially incorporate my current accounting business and specialize in trust accounting for law firms.? I will need to obtain office space, additional accounting software, and other professional items to cater to law firm clients.? Any remaining funds will be paid back to this loan.?
My financial situation:
I am a good candidate for this loan because $6000 of the debt that I currently owe was for the CPA Becker Review Course and CPA Exam and textbooks for my Masters in Accounting.? I have officially passed all four sections of the CPA exam and awaiting my license package and my Masters Diploma will be arriving in March.? In addition to my educational and professional designation success, my husband obtained his law degree, has been a practicing attorney for 2 years, and currently makes enough money to support the family (including my few debts).
I expect that this loan will be paid off by April 2011 according to my 3 year projections and budget schedules.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$81.47

Auction yield range:	3.05% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	14y 3m
Credit score:	840-859 (Feb-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$40	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	plentiful-payout8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new truck
I am applying for this loan because I need a good work truck to work around the?house this summer. I am tired of paying delivery charges or asking people to borrow their truck.

My financial situation:
I am a good candidate for this loan because I have excellent credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	62%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 16	Length of status:	9y 2m
Credit score:	700-719 (Feb-2010)	Total credit lines:	27	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$20,073	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	payout-path6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing a Leak
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.15%	Starting borrower rate/APR:	25.15% / 27.46%	Starting monthly payment:	$398.39

Auction yield range:	17.05% - 24.15%	Estimated loss impact:	26.39%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	24%
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 11	Length of status:	4y 4m
Credit score:	680-699 (Feb-2010)	Total credit lines:	28	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$15,632	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	Sunny14	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-639 (May-2008)
Principal balance:	$416.46	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying off Debt
Purpose of loan:
The purspose of the loan is to pay off high interest credit cards and consolidate the monthly payment into one manageable payment.? I have a sales job currently that is feeling the pinch of the slower economy despite the positive attitude and hard work I put into it everyday. ?I am a single mom with two beautiful daughters that are smart and will go to a good school upon graduating from High School.? I want to be financially grounded when the time comes for applying for finacial aid and loans.??

My financial situation:
I am a good candidate for this loan because I work hard and?am a respectable member of my community.? I am very responsible but have been overwhelmed by responsibilities lately as a homeowner,?employee, new entrepreneur and MOM :)?? I also learned an incredibly hard lesson about health insurance and how I have ask so many questions beyond whether or not a doctor is covered by my insurance.? For a simple skin procedure I am now responsible for 7k worth of medical expenses.? I assumed that when I asked for referral from Doctor for surgeon that took my insurance I would be responsible for what the insurance did not cover.? Big lesson learned.

Monthly net income: $5000

Monthly expenses: $
??Housing:?2038 (with high NJ taxes)?
??Insurance: $100
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 135
??Food, entertainment: $?200
??Clothing, household expenses $ 400
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1958	Debt/Income ratio:	24%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	21 / 16	Length of status:	16y 6m
Credit score:	660-679 (Feb-2010)	Total credit lines:	52	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$87,837	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	loot-zoo	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vehicle collateral-no current loan
Purpose of loan:
This loan will be used to?consolidate or pay off smaller loans and medical expenses

My financial situation:will improve each month as merged business transaction is paid off
I am a good candidate for this loan because?excellent history of on-time payments and payoffs

Monthly net income: $ 10,500

Monthly expenses: $
??Housing: $1843
??Insurance: $350
??Car expenses: $250
??Utilities: $500
??Phone, cable, internet: $100
??Food, entertainment: $1000
??Clothing, household expenses $500
??Credit cards and other loans: $3000
??Other expenses: $1000 travel
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1986	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	10 / 9	Length of status:	14y 0m
Credit score:	700-719 (Jan-2010)	Total credit lines:	42	Occupation:	Professional
Now delinquent:	7	Revolving credit balance:	$22,149	Stated income:	$75,000-$99,999
Amount delinquent:	$20,068	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	fair-bill4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off personal debt
Purpose of loan:
This loan will be used to? Pay off some personal debt that I had obtained (pay day loans)

My financial situation:
I am a good candidate for this loan because? My income?to debt ratio is very good?

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 612
??Insurance: $ 600
??Car expenses: $ 230
??Utilities: $ 350
??Phone, cable, internet: $ 110
??Food, entertainment: $ 80
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.23%	Starting borrower rate/APR:	31.23% / 33.63%	Starting monthly payment:	$258.77

Auction yield range:	11.05% - 30.23%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2001	Debt/Income ratio:	39%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	0y 9m
Credit score:	700-719 (Jan-2010)	Total credit lines:	14	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$18,423	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	direct-bonus6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debts
Purpose of loan:
This loan will be used to?be able to pay off my two chase credit cards because?I?used them to get fast cash to help my sister?in time of emergency a few months ago and to pay my wifes college tuition bill.(?I tried a student loan for her but they didn't help much so i ended up using the credit cards to pay for it and all her text books). Now I have?those credit cards on?high?balances with different high interest rates because they cut my? credit line affecting my credit dramatically.

My financial situation:
I am a good candidate for this loan because?I have a full?steady job,i have no kids,( so no extra responsabilities).?I always had a good credit score?but my recent?credit card use?trying to help someone changed that score. In a way, i felt like a lender since really my debt right now was from helping others, now i'm the one in need.
My net take home pay per month is around $3800 and my wifes is about $580 a month since she only works 2 days a week my expenses are
$1200 Rent
$620 Wife's tuition
$140 gas, electricity,cable
$235 car gas and insurance
$160 Groceries, household
$25 cell, Home phone, internet discounted by my job
$700 creditcards
-------------------------------------
total $3080
As you can see, this leaves me with enough to cover a loan payment as well as miscellaneous spending money.In addition, i do some extra work from home such as computer repair and web design for a private contractor that brigs me some extra cash
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.69%	Starting borrower rate/APR:	23.69% / 25.98%	Starting monthly payment:	$195.35

Auction yield range:	8.05% - 22.69%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	1y 4m
Credit score:	700-719 (Feb-2010)	Total credit lines:	9	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$877	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	ingenious-gain9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate debts (credit cards, student loans)

My financial situation:
I am a good candidate for this loan because i have a steady job and throught out the years i learned to be a responsible borrowers. Like most people i had my ups and downs but i always pay off my debts. I always pay all my credit cards on time and after the new credit card act i saw my interest rate when up so i would like to pay them off and have one convenience loan payment.?I was approved for a loan with a bank but the interest rate where higher?compare to my?credit cards, so i didnt take it. Please, If is not too much to ask help me get rid off debt. Thank you...

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 500
??Insurance: $?80
??Car expenses: $?250
??Utilities: $ 300
??Phone, cable, internet: $ 60
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	12y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	19	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$47,946	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	green-camaraderi-hunter	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
repairing
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 6000

Monthly expenses: $ 4000
??Housing: $ 2000
??Insurance: $ 200
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	1y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	24	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$1,857
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	38
Screen name:	blue-payout-kahuna	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
trucking
Purpose of loan:
This loan will be used to? buy a freightliner for 7500

My financial situation:
I am a good candidate for this loan because?i have driving experience,and will drive it myself.?
i can sign on as an owner operator,and be able to gross 10k per month
Monthly net income: $

Monthly expenses: $
??Housing: $ 350????????????
??Insurance: $ 20
??Car expenses: $ 80
??Utilities: $ 70
??Phone, cable, internet: $
74.88??Food,150 entertainment: $
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 55
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$245.12

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	4%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	3y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,331	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	tmarvelous	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	(Feb-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Help me pay-off my CC debt
I've always been responsible with my credit cards and one way I kept myself in check was by limiting the balance limits.? The only reason my rating is low is because of my debt to limit ratio.? I want to pay off the bulk of my credit card debt with this loan so that my balances will go to zero and I can leave the cards alone for a few months as my credit score climbs back up.

This loan won't cover the full balance of my cards - I will be picking up the rest.? I currently pay nearly 3x what this loan will cost per month to each of my cards so I can easily handle this loan.? WIth this loan I can pay it all off now instead of slowly chipping away at it for years.

Thanks for all of your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.57%	Starting borrower rate/APR:	26.57% / 28.90%	Starting monthly payment:	$1,014.87

Auction yield range:	8.05% - 25.57%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1980	Debt/Income ratio:	35%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	5y 1m
Credit score:	760-779 (Feb-2010)	Total credit lines:	22	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$45,263
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	friendly-dime5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rental remodel
Purpose of loan:
This loan will be used to? replace the kitchen and bathroom removed by a previous tenant.?I need to replace both to be able to tenant the property and contnue gaining income from it as soon as possible.

My financial situation:
I am a good candidate for this loan because? the property is free and clear and when occupied provides enough monthly income to support the loans repayment with some available cashflow.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$121.53

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	3y 7m
Credit score:	700-719 (Feb-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$16,151	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	breathtaking-ore037	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paing off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit card. Tehy rasied theinterst rate to a ridiculas amount.

My financial situation:
I am a good candidate for this loan because? I have always paid my debts on time and often ahead of time.

Monthly net income: $ 2750.00

Monthly expenses: $
??Housing: $ 816.19
??Insurance: $ 75.71
??Car expenses: $ 80.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $?150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 750
??Other expenses: $ 276
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	32%
Basic (1-10):	2	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	29 / 26	Length of status:	1y 2m
Credit score:	680-699 (Feb-2010)	Total credit lines:	40	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$2,479	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	noble-dinero0	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to? Grow my business

My financial situation:
I am a good candidate for this loan because?? I have been very responsible with personal debt and the only major debt i have is School loan debt

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $??350.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 50.00
??Phone, cable, internet: $ 0
??Food, entertainment: $?50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 369359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	67%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	8 / 3	Length of status:	19y 4m
Credit score:	660-679 (Feb-2010)	Total credit lines:	29	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	wileyman28	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DIRECT DEPOSIT/RETIRED/FIXED INCOME
MY WIFES ANNUAL INCOME OF $7500 IS NOT INCLUDED IN MY ?PERSONAL INCOME. HAVE A SON AND A NEPHEW LIVING WITH US ADDING ANOTHER $25000 HOUSEHOLD INCOME.
SAME BANK 19 PLUS YEARS. SAME HOUSE 19 YEARS.
DIRECT DEPOSIT OVER $3000 A MONTH.
LOAN IS TO CONSOLIDATE DEBT.
WILL PAY OFF LOAN UNDER THE ALLOTTED TIME.
HAVE BEEN A VICTIM OF IDENTITY FRAUD FROM HSBC AND BANK OF AMERICA.
THAT IS THE 3 DELINQUENCIES. IN THE PROCESS OF CORRECTING THAT.
OTHER THAN THAT MY PAYMENTS SHOULD BE PERFECT.
RETIRED TEACHER AND PASTOR. WIFE IS A RETIRED RN.

THANK YOU FOR YOUR CONSIDERATION!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$177.27

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	6%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	17y 3m
Credit score:	660-679 (Feb-2010)	Total credit lines:	17	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$54,165	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	new-value-association	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my empire
Purpose of loan:
This loan will be used to? rebulid a garage.

My financial situation:
I am a good candidate for this loan because? i have 5 rentals. they all are making money every month. i have money invested in the stock market. i have been doing this for 16 years now. i have no credit card debt. i have no car payment.

Monthly net income: $ 6,000.00

Monthly expenses: $ 1,000.00
??Housing: $ 2,000.00 (all rental payments)
??Insurance: $ 100.00
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.54%	Starting borrower rate/APR:	6.54% / 6.88%	Starting monthly payment:	$214.67

Auction yield range:	3.05% - 5.54%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	5%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	1y 1m
Credit score:	840-859 (Feb-2010)	Total credit lines:	20	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$7,734	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	top-value-firestarter	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay back my 401K Loan
Purpose of loan:
I left my super-cushy Google job to work for a start-up that I really believe in! This is great, and I love my new job, but the 401K loan I took when I bought my first apartment now has to be paid in a lump sum, and I don't have the money to pay it all right now. I'd like to pay it back now, instead of paying the 10% fee - ouch!

My financial situation:
I have made well over $100K per year for the last 5 years, and I will be able to pay the loan back in full in about 6 months. My credit is excellent. Thanks for considering lending to me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	3.05%	Starting borrower rate/APR:	4.05% / 4.38%	Starting monthly payment:	$295.46

Auction yield range:	3.05% - 3.05%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	1.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	5%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	4y 1m
Credit score:	820-839 (Jan-2010)	Total credit lines:	17	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$1,385	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	PatriotKnight	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	820-839 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	720-739 (Nov-2007) 660-679 (Aug-2007) 620-639 (May-2007) 680-699 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Reinvest In Prosper
Purpose of loan:
I enjoy investing in Prosper.? I will use all proceeds from this loan to expand my Prosper loan portfolio.

My financial situation:
I earn in the mid 6 figures.? The only debt I have is my mortgage.? I have paid off a Prosper loan in the past.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.81%	Starting borrower rate/APR:	14.81% / 16.98%	Starting monthly payment:	$242.01

Auction yield range:	11.05% - 13.81%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	20%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 2	Length of status:	14y 3m
Credit score:	720-739 (Feb-2010)	Total credit lines:	11	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$906	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	LindaKillpack	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	720-739 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	720-739 (Apr-2008)
Principal balance:	$3,659.12	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Retirement business
Second loan through Prosper for a delivery vehicle which will decrease our shipping costs. Money will also be used to add on another room to the studio since the business is growing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.54%	Starting borrower rate/APR:	21.54% / 23.80%	Starting monthly payment:	$455.43

Auction yield range:	8.05% - 20.54%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	10y 11m
Credit score:	880-899 (Feb-2010)	Total credit lines:	37	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$12,401	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	likeable-pound	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finance Marketing Campaign
We are a commercial real estate company that has been in business since 1999.The proceeds from this loan will help finance a marketing campaign we hope will increase our portfolio occupancy by 8%, allowing our business to not only persevere but grow in the coming year.We have hired outside consultants to review our sales channel and are concentrating our efforts on generating and converting leads.The loan funds will go towards payment to our consultants and the costs of the programs we are looking to implement. The monthly payments for this loan will be easily covered through the rents we receive.We have never missed a loan payment, professionally or personally, and see no reason we will be unable to repay this loan.Any revolving debt the business owes is paid off on a monthly basis.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1991	Debt/Income ratio:	56%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 14	Length of status:	5y 0m
Credit score:	720-739 (Feb-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,737	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sturdy-velocity2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay debt, divorce costs, travel exp
Purpose of loan:
Pay off debt, expenses from my divorce, travel to bring finance home from overseas.

My financial situation:
I am a good candidate for this loan because I am a single woman with 2 children trying to get out of debt and get my head above water and start off my new life on the right foot.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.04%	Starting borrower rate/APR:	14.04% / 16.20%	Starting monthly payment:	$239.38

Auction yield range:	6.05% - 13.04%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	7y 1m
Credit score:	720-739 (Feb-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$12,844	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	OH-IO	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my family prosper
Purpose of loan:
This loan will be used to consolidate my high interest rate cards so that I can get rid of them once and for all.

My financial situation:
I am a good candidate for this loan because I have a great job as an IT Manager and have been with the same company for 7 years.? I am also very responsible and do not miss payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$138.76

Auction yield range:	14.05% - 14.05%	Estimated loss impact:	15.30%
Lender servicing fee:	1.00%	Estimated return:	-1.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	0y 5m
Credit score:	620-639 (Feb-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,033	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	ThrivingForSuccess	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,984.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008) 520-539 (Mar-2007) 520-539 (Feb-2007)
Principal balance:	$1,485.33	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Thriving For Success

As you can see, I have already received a loan from this site and have been paying each and every?month (never late).?I feel that is?proof that I will not have a problem paying for a second loan as I only have about 14 or so months left on my 36 month loan. =0)

Hello, I am a 28-year-old young woman?who has been living on her own for?7 years now. I was working for the same company (Outpatient hospital facility) for 4 years but recently made the resume jump to a better paying job.?I have security at the new cardiology office?as I work overtime each weekend (about 50-60 hrs week on average). I am officially certified in Medical Coding & Billing as I graduated with honors last year and am looking to extend my knowledge a little more. I have looked into and signed up?for University of Phoenix online and am hoping to start that?within the next month.?I would like a second loan to pay off my?first prosper loan, put money?towards some of my schooling, as well as some dental work that I need to have done. Unfortunately, when I switched to a better paying job, I lost my dental insurance and have atleast 2 or 3 root canals that are severe in nature. I know my credit rating?had dropped a few years back, but I have since been?rebuilding it and have been able?to get things back to?normal.?

??My?future is very important to me & I intend on making a life for myself that does not involve the struggles most people deal with on a daily basis.?I want more for myself. Especially since there has been talk about Social Security being taken away from us by the time I retire. Financially speaking, it is getting tougher for people of my age to secure a good future.?Since I have received my national billing & coding?certification, I am confident that?I will meet & exceed my long-term goals which includes my obtaining a degree soon.?I know what I want and how to obtain it. If you should have any questions or would like me to verify any of this information please do not hesitate to ask. I am more than willing to show proof of anything you may request. I appreciate all who have taken the?time to read this. Thank you and God Bless.?

Below is what I pay on a monthly basis:
Rent $910.00
Car Insurance: $104????
Car payments: None
Cable/Modem: $130.00
Electric: $30.00 - $40.00
Phone: $50.00
Credit Cards: $120.00
Student Loan:??$50.00 - $150.00
Food: $100.00 - $200.00
Gas per week: $40 (I live?within?minutes from where I work)???
The apartment, electric, cable/modem, &?phone?are?all in my name.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	2%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	4y 11m
Credit score:	700-719 (Feb-2010)	Total credit lines:	14	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$97,473	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 2	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	jeffreyd81	Borrower's state:	NewYork	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 72% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	10 ( 28% )	680-699 (Jan-2010) 680-699 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Investment Property
I am a part time real estate investor.? I currently own 15 rental properties in the Philadelphia area.? I usually would use hard money to fund most rehab or new construction deals.? Prosper is a better alternative to that.? This loan is to fund a student housing rental in the Temple University area of Philadelphia.?

Acquisition of shell= 45kConstruction= 30kARV (After Repair Value)= 110kThis would be my second loan on prosper.? My current prosper rating of HR does not correctly reflect my lendability. I have a Tax lien on file that was satisfied and not yet removed.? I can provide proof of this if requested.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.10%	Starting borrower rate/APR:	12.10% / 14.23%	Starting monthly payment:	$498.93

Auction yield range:	11.05% - 11.10%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1983	Debt/Income ratio:	331%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 10	Length of status:	27y 7m
Credit score:	760-779 (Feb-2010)	Total credit lines:	60	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$14,264	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	top-restless-bill	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting even
Purpose of loan:
This loan will be used to?pay off high interest credit cards, some of the cards ahve been canceled due to way the credit card companys did me like ever other American no late payment but yet penalized for having credit..?

My financial situation:
I am a good candidate for this loan because? i have had the same job for 27 years, I have never been late on payments, just looking to unload some debt, credit card companys lower credit limits like they did ever one else withoutnoticce i have now canceled the cards jsut wantign to get rid of them,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.61%	Starting monthly payment:	$33.21

Auction yield range:	8.05% - 11.00%	Estimated loss impact:	6.73%
Lender servicing fee:	1.00%	Estimated return:	4.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Length of status:	6y 1m
Credit score:	660-679 (Feb-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,733	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	contract-orbit	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card balance
Purpose of loan:
This loan will be used to pay off a high interest credit cards.

My financial situation:
I am a good candidate for this loan because my wife and I both work full time and are always on time with our cost of living and credit card payments. My business is picking up speed with an average yearly revenue of 32k which I fully expect to double for 2010 season. This money will be used to pay off a high interest credit card. I destroyed the card this past summer and would just like to close this account for good, and with your help I can do that.

Monthly net income: $ 2,600.00

Monthly expenses: $ 1,624.00
??Housing: $ 338.00
??Insurance: $ 110.00
??Car expenses: $ 172.00
??Utilities: $ 160.00
??Phone, cable, internet: $ 244.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 505.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.39%	Starting borrower rate/APR:	10.39% / 12.50%	Starting monthly payment:	$324.51

Auction yield range:	4.05% - 9.39%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1988	Debt/Income ratio:	32%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 17	Length of status:	19y 0m
Credit score:	780-799 (Feb-2010)	Total credit lines:	53	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$87,268	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	aggresive-nickel2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?pay off my credit cards. All payments are current now and i have never been late with any payments.?

My financial situation:
I am a good candidate for this loan because my work, and credit history is excellent. Credit card companies just upped my interest rate for no reason and i dont want to pay 18% interest on the cards .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.05% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 8	Length of status:	3y 6m
Credit score:	740-759 (Feb-2010)	Total credit lines:	9	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	a-hope-pragmatist	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a condo
Purpose of loan:
This loan will be used to purchase a condo for my husband and I to live in.??????????????

My financial situation:
The reason I am asking for a personal loan is because the banks do not offer morgages under 40k. I have over 3 years of good rental history (no late payments)?and am currently paying $787.50 a month for rent.?My lease is up in May and I have saved up about $5000 which I had hoped to use to purchase a property. But I can't get financing for any of the lower priced condos because the banks think?that my low morgage is not worth their time.?I don't have W2's because I was an international student and didn't file any till after I was married (didn't even know what they were). I have current pay stubs now, so?if you need to contact me further please feel free too. My husband and I both value our credit highly and will not let you down! Thank you all very much!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$136.71

Auction yield range:	4.05% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	2y 8m
Credit score:	700-719 (Feb-2010)	Total credit lines:	10	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$12,316	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	compassion-pouch	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need your help consolidating debt
Thanks for the consideration in the loan, the purposes of this loan will be to consolidate some credit I've piled on various credit cards after graduating college. I'm a good candidate for you to invest in because of three fundamental details:
(1) You will see my credit report is clean with no late payments or delinquencies
(2) I've been working in a steady full-time job in a hospital since graduation and
(3) I will be able to pay this loan back without issue as my other finances are limited to just the credit card payment I have and rent (which includes all utilities) which is only $500 a month.

Please feel free to inquiry for more details and I will respond ASAP.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.05% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	7 / 5	Length of status:	3y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$37,096	Stated income:	$1-$24,999
Amount delinquent:	$718	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	new-greenback-friend	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory, marketing, working cap
Purpose of loan:
This loan will be used to add additional product lines & services as well as more aggressive marketing. A large portion of our business is repair & building driveshafts. We would like to add aluminum driveshafts as no other driveshaft shops in the area offer this service & many newer vehicles now use them. We would like to expand our line of small trailer parts, we started supplying these parts last year & our popular with many of the landscaping customers, this is a market we are starting to expand into with good success considering our limited marketing. I would like to hire a part or full time salesman along with some direct marketing & mailers targeted to specific customers.

My financial situation:
I purchased this business in 2007 with limited funding, it was actually closed for about a month. I've grown the business with sales of $4000 my first month to an average of over $24,000 a month over the last 6 months with no financial help from the bank. In this economic down turn we actually had a 12 % increase in sales in 2009 from the previous year. Gross profit has averaged 40% While I have not taken a paycheck I did receive $10,000 as repayment to me against my original investment. My wife works full time as a 911 dispatcher and she is able to bring income in for our personal expenses.
January 2010 P&L statementParts Sales ???? ???? ???? ???? ???? ??? ? ? $23210.61
Labor Sales (Machine shop) ?? ? ? ? $3482.60
Misc Sales (Delivery & Freight) ???? $83.10
???? ???? ???? ???? ????TOTAL SALES???? $26776.22

Cost of Goods Sold ???? ???? ?? ? ?? $15930.25
Freight Charges ???? ???? ???? ?? ? ? ? ? $148.30
TOTAL COGS ???? ???? ???? ???? ???? $16078.55

???? ???? ????Gross Profit ???? ???? ???? $10697.67

Operating Expenses ???? ??? $8359.97

???????????????????? NET PROFIT $2337.70
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.14%	Starting borrower rate/APR:	7.14% / 7.48%	Starting monthly payment:	$77.35

Auction yield range:	3.05% - 6.14%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1981	Debt/Income ratio:	23%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 18	Length of status:	4y 3m
Credit score:	760-779 (Feb-2010)	Total credit lines:	39	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$33,082	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	juxtapose	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Conslidation of Credit Card Debt
undefinedundefinedundefined Purpose of loan:Consolidate credit card debt.?
My financial situation: I am a great candidate for this loan because I have a number of assets which can secure this debt.? I have an MBA in Finance and a BA in Economics. I have $1,200 in prosper portfolio, $7,000 in stocks, and $20,556 in my 401(k).? I am a network sales manager at an online publisher.? I am pacing to clear $120,000 gross in 2010.? Feel free to ask me any questions and thanks for your consideration!
Monthly net income: $ 7,877.00
Monthly expenses: $ 5,362.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	35%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 5	Length of status:	5y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$27,301	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	obedient-vigilance8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards, every month i pay them on time and the balance is not coming down, i am a victim of the high interest rates that banks increased due to the credit crunch.

My financial situation:
I am a good candidate for this loan because i have been in full time employment for over 5 years and also have investment properties that provide a little extra income per month.

Monthly net income: $ 3200.00

Monthly expenses: $ 3116.00
??Housing: $ 750.00
??Insurance: $ 101.00
??Car expenses: $ 100
??Utilities:
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$723.55

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1993	Debt/Income ratio:	69%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	3y 11m
Credit score:	720-739 (Feb-2010)	Total credit lines:	8	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$26,760	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ringleader2	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal
Purpose of loan:
This loan will be used to?
I plan on using the money to purchase furnituret. Also I am currently in my second semester in graduate School. The loan will help go for toward my school expenses.
My financial situation:
I am a good candidate for this loan because?
I have zero debt. I have zero children thus I pay zero child support. I have a good paying job and is able to manage my money. I never defaulted on my bills/ payments before. I will be able to pay the monthly payments on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.39%	Starting borrower rate/APR:	29.39% / 31.76%	Starting monthly payment:	$421.18

Auction yield range:	11.05% - 28.39%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	31%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	10y 1m
Credit score:	700-719 (Feb-2010)	Total credit lines:	16	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$12,414	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	deal-kung-fu5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off several?retail credit cards with high interest rates as well as give me the ability to make one monthly payment instead of several.? This loan will also be used to pay off some medical bills?acrued during the last six months from myself and my child having surgery.?

My financial situation:
I am a good candidate for this loan because I have?been employed by a local Police Department for approximately ten years and I now have several part time jobs.? My spouse has recently graduated from school and?now has her own business as a massage therapist?that is growing monthly.? She is also preparing to take a part time position teaching.???

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $?450
??Insurance: $ 90
??Car expenses: $ 421
??Utilities: $ 160
??Phone, cable, internet: $?200
??Food, entertainment: $ 350
??Clothing, household expenses $?150
??Credit cards and other loans: $ 700
??Other expenses: $ 120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 24.88%	Starting monthly payment:	$37.71

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1979	Debt/Income ratio:	3%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	16y 5m
Credit score:	680-699 (Feb-2010)	Total credit lines:	6	Occupation:	Teacher
Now delinquent:	2	Revolving credit balance:	$293	Stated income:	$25,000-$49,999
Amount delinquent:	$3,717	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	magnitude9	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restore cash flow from snow days
Purpose of loan:
This loan will be used to? replace teaching income lost during the recent East Coast snow storms.

My financial situation:
I am a good candidate for this loan because? I will make up this lost income during the spring and will begin receiving additional income from Social Security benefits beginning March 10, 2010.

Monthly net income: $ 1551.00 from teaching; $1219.00 from Social Security, beginning March 10, 2010

Monthly expenses: $?
??Housing: $ 977.00
??Insurance: $ 241.28
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2008	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	0y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	market-whomper	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of debt b4 its too late
Purpose of loan:
I plan to use this loan to pay off my school bills and other monthly bills that I am currently struggling to pay. I am very blessed to have amazing parents that stand by me through whatever happens. I would ask my parents to help me out on this but they have their own financial things to deal with at the moment. I have worked ever since I graduated high school and have tried hard not to be a financial burden to my parents. I believe I have a good understanding of the importance of creating an independent lifestyle for myself as an adult. I?m living at home right now, but really want to be able to save up enough money so that I can go back to school or move out on my own. I really want to do this on my own with your help so I can show my parents that I am responsible and that I don't need to rely on them for much. And this way if they need my help I will be able to.

I have made some poor decisions when it comes to money. I went back to school thinking it would be fully paid for, but with the paperwork getting messed up, my schooling was not paid for, so now I am left without anybody to help and this is why I need your help. Please I Need It!

My financial situation:
I am a good candidate for this loan because? I am very responsible and I have a well paying job that I will be able to pay this back with no problems.

Monthly net income: $ 2500

Monthly expenses: $ 200
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 60
??Other expenses: not monthly school bill= $2700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.94%	Starting borrower rate/APR:	21.94% / 24.20%	Starting monthly payment:	$114.48

Auction yield range:	8.05% - 20.94%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1981	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	5y 2m
Credit score:	780-799 (Feb-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$18,140	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	engaging-capital	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home repair
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.14%	Starting borrower rate/APR:	7.14% / 7.48%	Starting monthly payment:	$92.82

Auction yield range:	3.05% - 6.14%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1985	Debt/Income ratio:	64%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	24 / 23	Length of status:	22y 5m
Credit score:	760-779 (Feb-2010)	Total credit lines:	44	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$128,799	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	flexible-integrity0	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Little Cards
Purpose of loan:
This loan will be used to pay off five small credit lines: Paypal-1100, BillmeLater-450, WellsFargo-250, BestBuy (dishwasher and computer)-750, and HomeDepot (washer and dryer)-450.?? These have high interest rates or no interest and will be resetting soon,?and I would like to have one payment to simply my finances here.

My financial situation:
I am a good candidate for this loan because I am never late?or miss payments. I have?one full-time and two part-time teaching jobs, so I have good cash flow.?I also have a co-owner of our house.? Neither of us is in danger of losing our jobs. Our total debt is high, but it is because we have made major home improvements and have had to use credit lines to finance them, having been caught in the middle of construction during?the real estate crash. ?These improvements (a detached studio to our house) have?cost about 100k. ?As soon as the housing market improves a bit, we hope to refinance. I also have 25k in savings, but cash is king now, so I'd rather just stretch out my payments on the accounts above a little and let my other investments grow.? I also want to establish good credit at this site.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$82.73

Auction yield range:	8.05% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	4y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	7	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$2,022	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Hazen3	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
The purpose of this loan is to help expand my payday loan business, which has been doing great but needs funding to expand to the next level.I own a payday loan website which you can view, www.payday101.co.cc. That site is owned by me and generates a great income from me and my affiliates promoting it online.I am also a licensed lead abatement supervisor in which I am a general contractor and licensed by the state to take lead from homes. That earns my income also.

I feel like I am perfect for this loan because I have never been late before on any of my past bill payments.? So you will never have to worry about your funds EVER being late.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1988	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 9	Length of status:	3y 9m
Credit score:	760-779 (Feb-2010)	Total credit lines:	27	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$3,440	Stated income:	$50,000-$74,999
Amount delinquent:	$510	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	value-animal7	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying fof school
The purpose of this loan is to pay for training in software and web integration for my job. I will be reimbursed upon completion which should be within a couple of weeks. I am also gainfully employed so the loan will be paid back promptly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$252.70

Auction yield range:	11.05% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2007	Debt/Income ratio:	5%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	4y 11m
Credit score:	720-739 (Feb-2010)	Total credit lines:	8	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$188	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	newest-economy-arboretum	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying house
Purpose of loan:
This loan will be used to buy land in my native place.

My financial situation:
I am a good candidate for this loan because i have good regular income of?about 73K and my wife income(63K).
I have a good credit score and never missed payment for all my credit cards.
My total expenses :
Rent : 750
Cable/Internet : 35
Electricity : 25
Groceries : 250
Other : 250
Gas : 30
Car Insurance : 80
401k : 180
Total :??? 1570
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	3.05%	Starting borrower rate/APR:	4.05% / 4.38%	Starting monthly payment:	$29.55

Auction yield range:	3.05% - 3.05%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	2.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1994	Debt/Income ratio:	2%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	3y 3m
Credit score:	780-799 (Feb-2010)	Total credit lines:	10	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$529	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	no-whammies	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	780-799 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	780-799 (Dec-2009) 780-799 (Oct-2009) 780-799 (Aug-2009) 780-799 (Jul-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Reviewing the Borrowers Side
Purpose of loan:
This loan will be used to? check out the borrowers side of Prosper.? I have a previous loan but did not like the rate.? I intended to relist and have another go but Prosper assumed I wanted the loan at the given rate, thanks Doug.? Now, I am forced to start the rate low to avoid this situation.?

My financial situation:
I am a good candidate for this loan because? I have an exceptional credit profile which I take pride in and a steady job that I love and will be around even if the economy gets worse.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	22%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 5	Length of status:	6y 4m
Credit score:	620-639 (Feb-2010)	Total credit lines:	32	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$3,361	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	26
Screen name:	SFGirl	Borrower's state:	California	Borrower's group:	Fustar Loans INC
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 93% )	620-639 (Latest)
Principal borrowed:	$13,200.00	< mo. late:	4 ( 7% )	600-619 (Jun-2008) 560-579 (Feb-2007)
Principal balance:	$2,946.42	1+ mo. late:	0 ( 0% )
Total payments billed:	56
Description
GROUP ENDORSED // GREAT RATE!!
Hello!? I am an existing Prosper borrower (in great standing).? I've also had a prior loan that was recently?paid in full with Prosper, and would like to reapply for another 2nd loan?to pay off my car.? The interest is extremely high, and I had no choice but to take the high interest loan to buy the car after the lease due to the mark on my credit score in 2004.? It has been 5 years since that mark and since then I have taken my finances very seriously.? I am never behind on any payments and have proven that I'm trying to rebuild my credit back to great standing.? The current Prosper loan, and the one recently paid off, have?helped me get back on track and has helped raise my credit score considerably.? I have been with the same company going on 7 years, and can honestly say that if you decide to fund this loan, it would be a very good return on your investment.? Along with having the loan paid on time via electronic withdrawal from my checking account,?I?will do my best to even have the loan paid off quicker than the 36 months allocated.??Please give me a chance and have faith in me once again!

WHAT I WILL DO WITH MONEY LOANED: Pay off high interest loan on car - owe $7,000 more than it is worth

EXPLANATION OF BAD CREDIT: There is no excuse that I chose to live on credit for 10 years after college and let the bills get over my head.? After years of paying the minimum on many, many credit cards, I also found out that I had Type 1 diabetes (at age 32).? This came as a shock to me, and along with the stress of my bills, I could no longer take the stress and decided to file for bankruptcy in the spring of 2004 (the courts dismissed everything in the fall of 2004).? After that embarrassment and coming to the realization that I let things get so out of control, I have been very focused in saving what I can each month (I am starting to add to my 401k ? along with my company?s contribution it is up to $20k so far), and rebuilding my credit.? I have learned a hard lesson, but now I feel better knowing I only buy what I can afford in cash and I am definitely on the right path.

MONTHLY FINANCIAL DETAILS:
Car Payment???????????????$535
Car Insurance??????????????$75
Prosper Loan?????? ??????? $229
Cable????????????????????????? $85
Mobile Phone??????????????$65
Cash Call Loan????????????$250 - will pay in full?with company year end bonus (9K after taxes)
Rent???????????????????????????$950
Credit Cards????????????????$175 (JCPenney, Target & Orchard MC)
TOTAL?BILLS ???????????? $2,364
MONTHLY NET?INCOME ? $4,700 (after all tax/employer deductions)
FREE FLOW (left over to pay 2nd Prosper loan back and incidentals each month): over $2300

Thank you for your consideration and best regards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.94%	Starting borrower rate/APR:	23.94% / 26.23%	Starting monthly payment:	$980.03

Auction yield range:	8.05% - 22.94%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1990	Debt/Income ratio:	16%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 7	Length of status:	0y 10m
Credit score:	760-779 (Feb-2010)	Total credit lines:	31	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$207,080	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	balance-rascal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rehabbing rental property
Purpose of loan:
We have a property in Connecticut that is unoccupied and in the midst of being rehabbed.? Initially we took out the old wiring and plumbing and dry wall.? Once we got into the walls, we realized that the framing was inadequate.? We doubled up every joist in the home and built additional load bearing walls.

At this point, we have exhausted our budget and?are in need of additional funds to complete the project.? These funds will be used to do the remaining tasks needed to get a certificate of occupancy and turn the?home into a source of rental income.?

My financial situation:
I am a good candidate for this loan because I have?a strong creidt history and am motivated by the high level of?equity I have in the property.? I need to be able to get it rentable ASAP in order to debt service the existing mortgage and the microloan.

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$271.33

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	5%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	2y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	12	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$521	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	clean-moola	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need cash to fix up one of my units
Purpose of loan:
This loan will be used to install 1 heating unit of my six rentals and complete the new configuration of gas lines to include a mini-laundry mat in the basement. As of the February 18th, I have two installed and need four more. Secondly, I will finish one unit with new carpet, paint and plumbing.

My financial situation:
We are a good candidate for this loan because we have several other rental properties in addition to my personal business; see www.kwrassociates.com
We are in the process of remodeling new units to bring on line and increase my money stream.
Credit Score on Transunion is 675 and Equifax is 725 Experian is rediculous low 653 but allowed me here in this community; thank god!
Monthly net income: $ 6000
Monthly expenses: $ 3800
??Housing: $1200
??Insurance: $ 300
??Car expenses: $0
??Utilities: $ 100
??Phone, cable, internet: $100
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.23%	Starting borrower rate/APR:	31.23% / 33.63%	Starting monthly payment:	$258.77

Auction yield range:	11.05% - 30.23%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	2y 1m
Credit score:	760-779 (Feb-2010)	Total credit lines:	27	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$4,197	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	upbeat-truth1	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Cashflow support injection
Purpose of loan:
To have some extra cashflow for pre-sales activities at my company.

Financial situation:
Privately held company in the software professional services arena (we provide BPM/BI consulting to large international corporations). 5 full time employees. In business for the last 3 years.
Company has no debts. Company has been increasing revenue every year. Last year gross was $375K with a net income of $200K. Currently, consulting contracts already signed for $100K. Forecast for this year is around $500K. Because of the nature of the software professional services business we do not carry any inventory. We operate under net60 payment terms with our clients (and all travel related expenses are also covered by our clients). Travel expenses can easily become net90 cashflow-wise because you have to buy plane tickets prior to initiating work.

Personally, I only have some debt in one credit card which I use to overcome the travel net90 as needed by current contracts. My credit score is excellent.

The need for this loan is driven by our efforts to acquire new contracts which incur in pre-sales expenses (travel visits to the client's headquarters to present our services after many online and phone conference sessions - client will not sign a contract if they only know about you remotely; you must visit on site-). Since we finance net90 travel costs with our personal credit cards, it is difficult to have cashflow available to support these pre-sales activities (the current credit crunch has not helped either).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.05% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	12%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	5y 0m
Credit score:	660-679 (Feb-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$460	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	balance-star2	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to purchase an engagement ring.

My financial situation:
I am a good candidate for this loan because I have improved my credit rating over the years since my divorce in 2003.? I have paid all debts that were given to me in our divorce and have successfully rebuilt credit rating, however my rating seems to fluxuate due to low credit limits.? I purchased a car in 2008 and not been late on the payment and often pay more to pay the car off sooner.? My current debts include the car (approx. $9200), a small credit card ($500 limit) w/ a balance of $18.00 on it and small debt of $299.00 that I purchased a Christmas gift and will be paid in full with one payment in March.? I live within my means and have become very responsible when it comes to having good credit...I now just need the opportunity and help to continue my efforts in re-establishing my good credit.

Monthly net income: $ 4836.67

Monthly expenses: $
??Housing: $ 850
??Insurance: $120
??Car expenses: $396
??Utilities: $75
??Phone, cable, internet: $110
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $50
??Other expenses: $500?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$578.84

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	61%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	4y 7m
Credit score:	740-759 (Feb-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$35,704	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	powerful-note	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? consolidate and pay off credit card debt.

My financial situation:
I am a good candidate for this loan because?I am married and we make an accumulated income of $107,000 yearly. We have no problems paying our monthly payments however we would have much more disposable income monthly if it weren't for the credit card payments. The debt was accumulated while I was going to school and my husband made a temporary career change. I have always prided myself on achieving excellent credit and I realize in the last few years that has slipped some. However, I have no doubt that once these credit cards are payed off that we will once again raise our credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$120.40

Auction yield range:	14.05% - 30.00%	Estimated loss impact:	16.08%
Lender servicing fee:	1.00%	Estimated return:	13.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	15%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 18	Length of status:	0y 2m
Credit score:	600-619 (Feb-2010)	Total credit lines:	40	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$14,424	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	21
Screen name:	jbblacker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-639 (Nov-2009) 640-659 (Sep-2008) 600-619 (Nov-2007) 560-579 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Auto down payment
About Me:

I'm a 31 yr old Finance professional, who just landed a new job 10 weeks ago after being laid off for over a year.

Now with my stable work with a good hourly wage and and discretionary bonus, I need to get purchase a vehicle to get me to/from work.? So far, I've been lucky to have great friends who have lent me their cars until I could get some income coming in.

What the loan is for:

I will be using the loan as a decent down payment for a used vehicle.? I am looking to purchase something in the $20,000 range.? A car that has some (but not a lot) of miles on it, preferably certified, pre-owned with a warranty.? I will use the $2800 from this loan, plus another $1000 I have saved over the last 10 weeks to make a 20% down payment.?

How I will repay the loan:

Payments for this loan are well within my budget.? The payments for this loan will be $120/month.? And the remaining car loan payment will be roughly $300/month.

In
??? Full-time Job:? $4000/ month (after taxes)

Out
????Rent- $850.00 ??? This loan + Car loan = $420.00 ??????????????? ??? Estimate Car Insurance- $80.00 ??????????????? ????Utilities- $250.00 (electric, phones, cable, internet, etc.)?????????????????????Groceries- $120.00????Savings- $300.00 (includes money for daily living, gas for cars, etc.)?????Student Loans: $480.00????Monthly Total: ?$2500.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.14%	Starting borrower rate/APR:	7.14% / 7.48%	Starting monthly payment:	$108.29

Auction yield range:	3.05% - 6.14%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1976	Debt/Income ratio:	15%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 15	Length of status:	20y 1m
Credit score:	800-819 (Feb-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$21,964	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	economy-honker	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to? pay off a credit card whose interest rate has been nearly doubled.

My financial situation:
I am a good candidate for this loan because? I'm a fully employed, responsible person who pays his bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.54%	Starting borrower rate/APR:	21.54% / 23.80%	Starting monthly payment:	$417.48

Auction yield range:	8.05% - 20.54%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	19 / 15	Length of status:	4y 1m
Credit score:	800-819 (Feb-2010)	Total credit lines:	41	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$17,459	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	almquist	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	800-819 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	780-799 (Jun-2008)
Principal balance:	$8,124.27	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
* Remodeling Rental Property *
Purpose of loan:
This loan will be used to? remodel the apartment located in the lower level of my home.

My financial situation:
I am a good candidate for this loan because? the apartment brings in $600.00 a month and that money will be used to make the monthly payments to Prosper. And I already have a tenant set to move in upon completion of the project.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.49%	Starting borrower rate/APR:	9.49% / 9.83%	Starting monthly payment:	$320.28

Auction yield range:	3.05% - 8.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	34%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	2y 8m
Credit score:	800-819 (Feb-2010)	Total credit lines:	23	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$9,299	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Roodiculi	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	800-819 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	720-739 (Feb-2007) 700-719 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Help Me Pay Off My Credit Cards
Purpose of loan:
This loan will be used to pay off two credit cards with balances of $3,000 and $7,000. They were used to pay off medical bills, fix my car and add value to my home by landscaping my backyard. One card has an interest rate of 17.9% while the other is 10.4%. I would like to consolidate these debts into a 36 month loan with a fixed payment and lower interest rate.

My financial situation:
I am a good candidate for this loan because I have an excellent credit history and have always paid all my debts on time and in full. I have a great full-time job in the banking industry making loans to small businesses, so I know the importance of protecting my credit by paying on time.

My wife also has a full time job making about $30,000 per year. Together we make a good living, own our own home and stay out of trouble. We have no children, but love our two cats, bird and fish.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$185.79

Auction yield range:	17.05% - 18.99%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	34%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 10	Length of status:	6y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	37	Occupation:	Teacher
Now delinquent:	2	Revolving credit balance:	$4,575	Stated income:	$50,000-$74,999
Amount delinquent:	$1,002	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bumblebee26	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,800.00	< mo. late:	0 ( 0% )	660-679 (Mar-2008)
Principal balance:	$1,670.14	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off credit cards
My goal in applying for this loan is?that I would like to eliminate my credit card debt in a reasonable amount of time. ?As you can see from my budget below, although I make a reasonable amount of money, I have a large amount of debt.? This debt includes a second home that we have owned since before we got married (we each owned our own homes at the time) and have not been able to sell in this declining real estate market. ?After paying all of our bills, it doesn?t leave much for groceries, gas, incidentals, medical expenses, and emergency situations.??

I have tried Prosper once before, and I am finding it to be a wonderful option!? I am almost done paying off one of my larger credit cards, and would like to continue to consolidate my credit card?debt.? This loan would completely pay off all of my credit cards.? Although my monthly payments will not be much less in borrowing from you, I do have the guarantee that I will be paid off in 3 years or less.? I am good for the money, as I would be replacing one debt that I currently pay with my payments to you.? Currently, with the credit card debt I owe and by paying only minimum payments, I will be paying these for the next 40 years+ at interest rates of 23% to 29%!? To me, you seem like the most responsible option.? If anyone is going to make money on my interest payments, I would rather it be you than a large corporation or bank.? I would?like to be credit card debt free!??I appreciate your consideration and will be forever grateful if you could see it in your heart to help me get out of the financial downward spiral in which I find myself.??

Monthly Net Income:? $4,000.00

Monthly Expenses:

Credit Cards:? $485
Private Loan?$140.00
Car #1 $400.00
Car #2 $287.00
Insurance $151.00
Utilities $425.00
House #1 $969.00
House #2 $600.00
Student Loan $125.00
Charitable Contr. $300.00

Total Expenses $3,882.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.49%	Starting borrower rate/APR:	9.49% / 9.83%	Starting monthly payment:	$320.28

Auction yield range:	3.05% - 8.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1986	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 16	Length of status:	2y 1m
Credit score:	800-819 (Feb-2010)	Total credit lines:	43	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$134,491	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	78	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off credit card debts.

My financial situation: Good. My debt level is too high but I am rectifying that situation. Otherwise, I am doing well.
I am a good candidate for this loan because I have a long history of paying my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.05% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 4	Length of status:	0y 7m
Credit score:	660-679 (Feb-2010)	Total credit lines:	42	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$4,225	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	economy-finder2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Decreasing my monthly loans
Purpose of loan:
This loan will be used to?Pay off existing debt more quickly

My financial situation:
I am a good candidate for this loan because? I have a guaranteed job with good salary.

Monthly net income: $ 3200

Monthly expenses: $ 1800
??Housing: $ 0
??Insurance: $ 400
??Car expenses: $ 500
??Utilities: $ 75
??Phone, cable, internet: $ 225
??Food, entertainment: $ 600
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.14%	Starting borrower rate/APR:	7.14% / 7.48%	Starting monthly payment:	$61.88

Auction yield range:	3.05% - 6.14%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	8%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	12y 11m
Credit score:	800-819 (Feb-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$5,407	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	currency-horse	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal and business loan
Purpose of loan:
Pay off some higher rate credit card bills.

My financial situation:
I am a good candidate for this loan because it is a small load and I have a steady job, personal integrity and a good credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 9	Length of status:	3y 11m
Credit score:	660-679 (Feb-2010)	Total credit lines:	29	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$3,865	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	jamesr17171	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Debt Consolidation
Purpose of loan:
My wife and I have mounting medical bills from the birth of our son and need to consolidate.
My financial situation:
Our financial situation is good, but we don't currently have addtional income to supplement the medical bills that are stacking up.????
Monthly net income: $
Salary: roughly 4000/month? Bonus 5000 to 7000/month broken up by quarter

Monthly expenses: $
??Housing: $ 1451.50
??Insurance: $ 85.00
??Car expenses: $ 585.00
??Utilities: $ 160.00
??Phone, cable, internet: $85.00
??Food, entertainment: $400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 24.88%	Starting monthly payment:	$37.71

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	3%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	0y 1m
Credit score:	640-659 (Jan-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$506	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	invincible-hope1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Back Rent
Purpose of loan:
This loan will be used to? pay back rent pay to get back to even.? For the first time in my renting life, I was forced to miss payment on rent because I simply didn't have the funds at the time.? This will allow me to make good on this debt to my landlords and remove the immediate weight and pressure hanging over my head as I start again as a contributing member of society.? My landlords are good people and are put in an unfortunate situation with this.? This loan would be the speediest and most beneficial solution for everyone involved.

My financial situation:
I am a good candidate for this loan because? I am back in a solid working environment with a Fortune 100 company that isn't disappearing any time soon.? This is a long-term opportunity that will allow me to pay this debt down relatively quickly.

Monthly net income: ~$2350

Monthly expenses: $1480
??Housing: $1070
??Insurance: $41
??Car expenses: $
??Utilities: $24
??Phone, cable, internet: $95
??Food, entertainment: $150
??Clothing, household expenses $50
??Credit cards and other loans: $25
??Other expenses: $25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.14%	Starting borrower rate/APR:	14.14% / 16.30%	Starting monthly payment:	$222.60

Auction yield range:	4.05% - 13.14%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	78%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	22 / 21	Length of status:	4y 2m
Credit score:	700-719 (Feb-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$45,539	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	felicity-genius	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards Post Cancer
Purpose of loan: Pay off hospital bills from 4-years of cancer treatments
I am a happy, now-healthy, marathon running cancer survivor. This loan will be used to consolidate the debt I have accumulated from costs associated with my treatment that were above what my insurance covered. Four years of treatment have been pretty pricey, especially considering I am only four years out of college. I had to put $19,543.21 on two high interest credit cards at a rate of 28.99%

Since I have been trying to get a Prosper loan my credit score has already improved! I plan to use this loan in the amount of $6500 to "prove" that I can pay a larger amount one in the future.

Also, my employer just changed insurance providers on Jan.1 and this new insurance is MUCH more comprehensive. In the event that my cancer returns, I wouldn't have even half of the out of pocket expenses. I am also enrolled in a new study (as of Oct 30) which also pays for extra costs. I have been on the waiting list for this study for a long time - had I gotten in a year ago, I would have accumulated MUCH less debt.

Much of my other revolving debt is a student loan which I used a special Citi offer to take a loan against a credit card at a rate of 3.8%.

My financial situation: Way better than it seems
I have had the same job since college and recently got promoted, I am in a different employment bracket (on Prosper's scale) now (I haven't reflected that in this posting because my 3-mon check up is on Jan 28th and I don't want to jinx it)! The quality of my work has kept me employed even though I have had to take a few periods of part-time pay due to my treatment. Since July I have been able to consistently work full time and my W-2's will reflect a much different (higher salary) year this year than the last three! Going forward it's onward and upward! ??

Monthly net income: $3950
Monthly expenses: $ 2500

ASK any questions, please bid on me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$361.77

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1992	Debt/Income ratio:	19%
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 1	Length of status:	0y 4m
Credit score:	640-659 (Feb-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$110	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	dolphfan2003	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a truck
Purpose of loan:
This loan will be used to purchase a 2000, F250, 4X4, 4 door automatic, V8 in very good condition.?

My financial situation:
I am a good candidate for this loan because I have the ability to repay it as agreed.?

Monthly net income: $ 2160

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 65
??Car expenses: $ 20
??Utilities: $ 150
??Phone, cable, internet: $ 70
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	25%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	10 / 10	Length of status:	5y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	33	Occupation:	Medical Technician
Now delinquent:	1	Revolving credit balance:	$20,358	Stated income:	$25,000-$49,999
Amount delinquent:	$2,476	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	resolute-integrity2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bring Home Up-To-Date, and Pay Off
Purpose of loan:
The first purpose of this loan will be to bring our home mortgage up to date, which is noted in the delinquent amount above.? We fell behind due to my husband being out of work during last summer/fall, and we went through our cash reserves at that time, and had a very difficult time getting caught up once he got back to work.? In addition, I plan on paying off another credit card that has an astronomical rate and therefore an awful minimum payment each month.? While I realize I may not get a great rate here on Prosper due my current credit rating, I would rather pay interest to other hard working people than to the banks.

My financial situation:
I am a good candidate for this loan because I will not run away from my obligations.? I am a CT Technologist and Radiology Technogist, and?work full-time? at a company I have been with for over 5 years.? I have recently ?passed certification exams to help me grow further in my career here.? My husband and I have actually lent on Prosper in the past, and see that it is a better solution than the banks.? Unfortunately, we can no longer lend on Prosper due to being residents of Ohio.

Monthly net income: $?2375 (my income only)

Monthly expenses: $?1929
??Housing: $?625
??Insurance: $ 25
??Car expenses: $?200
??Utilities: $?150
??Phone, cable, internet: $?100????
??Food, entertainment: $?200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 369
??Other expenses: $ 260 Childcare
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 10.84%	Starting monthly payment:	$487.47

Auction yield range:	3.05% - 9.49%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	8%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 14	Length of status:	3y 1m
Credit score:	800-819 (Feb-2010)	Total credit lines:	27	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$2,558	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	finance-panda	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
This loan will be used to pay for our wedding. The loan will pay for the remainder of moneys owed to the venue, the photographer, videographer, florist,?and bridal salon.

My financial situation:
I am a good candidate for this loan because I have outstanding credit, do not owe money on my credit cards and always pay on time.? I've never taken out a personal loan before but I am a responsible citizen and my track record (credit score)?should prove it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.33%	Starting borrower rate/APR:	32.33% / 34.74%	Starting monthly payment:	$437.38

Auction yield range:	11.05% - 31.33%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	19 / 16	Length of status:	8y 3m
Credit score:	740-759 (Feb-2010)	Total credit lines:	33	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$49,752	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ore-bopbop-a-loobop	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advertising and Growing my business
Purpose of loan:
This loan will be used for point of sale advertising and for opening as many new agents as possible for my business. My business operates through agents in many different cities and towns throughout the USA. An agent for us is usually a small business that offers goods and services like convenient stores, insurance small business, travel agents, check cashing, tax preparation, etc. More agents means more volume and more volume help me to lower my costs and have more money to grow and pay my debts.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and I'm very hard working and I'm always looking for new ways to be more efficient. That applies for me and my employees.undefinedundefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$201.48

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1985	Debt/Income ratio:	65%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 16	Length of status:	3y 4m
Credit score:	760-779 (Feb-2010)	Total credit lines:	26	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$96,865	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	peso-angel6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance Personal Loan
Purpose of loan:
This loan will be used to refinance a personal loan from Capital One.? The loan was originally for 15,000, and I owe only 6,300 now.? I am hoping to lower my payments.

My financial situation:
I am a good candidate for this loan because I have a good credit history, make all of my payments on time, and have a secure job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$571.98

Auction yield range:	8.05% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2002	Debt/Income ratio:	24%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 7	Length of status:	4y 2m
Credit score:	760-779 (Feb-2010)	Total credit lines:	15	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ottimusprime	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	760-779 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Refinance the wife's car
Purpose of loan:
This loan will be used to?refinance my wife's car. The remaining balance is right at $16,000 and the interest rate is a ridiculous 16%!? Basically, we just want to get this into a lower rate and get it paid off, then the only debt we'll have is our mortgage.

My financial situation:
I am a good candidate for this loan because?my wife and I make pretty darn good money, $45,000/yr for me and $36,000/yr for the wife.We have NO credit card debt or any other type of debt other than our mortgage. I am an area supervisor for a 7-store quick service restaurant chain and my wife is the store manager of one of the stores.? Oh, and I've had one other Prosper loan for $7500 that has been paid in full and had no late payments.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$75.42

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1987	Debt/Income ratio:	43%
Basic (1-10):	9	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	17 / 16	Length of status:	3y 4m
Credit score:	640-659 (Feb-2010)	Total credit lines:	28	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$41,044	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	generosity-linkage4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Good job & want to pay credit cards
Purpose of loan:
This loan will be used to consolidate and pay off high credit cards that I've accumulated through and after college.?

My financial situation:
I am a good candidate for this loan because I have shown a a steady job with the same company for more than 3 years and have been promoted and relocated 3 times with the company, now working at headquarters.? I'm settled and smarter and ready to reduce credit card debt

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 150
??Car expenses: $ 350
??Utilities: $ 20
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$238.87

Auction yield range:	11.05% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	22%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 5	Length of status:	1y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,502	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-aggregator0	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying High Interest Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards with variable rates between 19.99 and 25.24%.

My financial situation:
I am a good candidate for this loan because I am reliable and consistently make payments on time.? My number one priority right now is?eliminating my debt as quickly as possible, so any disposable income goes to making payments larger than the minimum payment due.?

Monthly net income: $ 3547.00? ($500.00 is rental income, the?remainder my full-time job.)? I can provide copies of bank statements, tax returns, and a lease to verify the rental income.

Monthly expenses: $
??Housing: $ 1238????
??Insurance: $ 65
??Car expenses: I own my?car free and clear and spend about $200 a month?for insurance and gas
??Utilities: $ 210
??Phone, cable, internet:?$0
??Food, entertainment: $ 120
??Clothing, household expenses $ 225
??Credit cards and other loans: $ 438,?if I use this loan to pay off my high interest cards, my monthly?credit card payments will be approximately $200
??Other expenses: $150 for dog food and vet bills + $450 for income and personal property taxes
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 14.58%	Starting monthly payment:	$32.74

Auction yield range:	6.05% - 10.00%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	4.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2002	Debt/Income ratio:	21%
Basic (1-10):	8	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	2y 1m
Credit score:	760-779 (Feb-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,821	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Dopplerbob	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cash to reinvest in Prosper
Purpose of loan:
This loan will be used to fund my already established Prosper investing.? I want to take advantage of my good credit and invest in others who need cheaper loans.

My financial situation:
I am a good candidate for this loan because I have a steady job as a broadcast meteorologist, plenty of cash flow, and am well established on Prosper as a lender.? I have had zero missed payments on any credit I've ever had.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$207.87

Auction yield range:	11.05% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	45%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	6y 2m
Credit score:	720-739 (Feb-2010)	Total credit lines:	13	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$2,625	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	red-benjamins-neutron	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fixing my car
Purpose of loan:
This loan will be used to? fix my car after I hit a deer

My financial situation:
I am a good candidate for this loan because? I have great credit I have held a steady job for six years and I am very good with finances
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	4 / 4	Length of status:	6y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$65,698	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	benefit-magnolia	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal/Business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.05% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	7%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 10	Length of status:	8y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	20	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$12,448	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	professional-integrity561	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to? to payoff?the credit card bills also Taxes?

My financial situation:

I am a good candidate for this loan because? I have income to payoff and also I am planning on paying off this within 3 years

Monthly net income: $ 6000

Monthly expenses: $ 2000??Housing: $ 800 ??Insurance: $ 100 ??Car expenses: $ 100 ??Utilities: $ 300 ??Phone, cable, internet: $ 100 ??Food, entertainment: $ 300 ??Clothing, household expenses $ ??Credit cards and other loans: $ 300???

Regarding the delinquencies

I paid of 2 credit cards and didn't pay attention to the online statements assuming that they have been paid off. The interest rate was carried over to the next statements and I noticed that only time when I got calls
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,250.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$231.87

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 13	Length of status:	2y 3m
Credit score:	760-779 (Feb-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$38,762	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-bill-pro	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Two and a half years ago, at the age of 28.? I was hospitalized for a few months during my recovery.? After a few weeks back to work, I was laid off as my company, a private home builder hit by the downturn in the housing market.During those few months,?that I was in the hospital and then unemployed, I opened a few credit cards to cover medical and basic living expenses.? Over the past 2 years, I have found a new more stable job as a consultant and I have been diligently trying to pay down this debt.? I would like to try to consolidate the rest of it with this loan.
Also a few weeks ago, my boyfriend proposed to me.? As an additional cost savings measure, I moved in with him and rented my condo which I own, putting the additional money towards my credit card debt.? I would like to put my last two credit cards onto one easy payment.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$608.04

Auction yield range:	11.05% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	24%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	0y 5m
Credit score:	660-679 (Feb-2010)	Total credit lines:	23	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$158,764	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	willowstudios	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card consolidation
Purpose of loan:
My history with Prosper goes back 4 years - I've funded 58 loans.

I've worked in television and film for my whole career. I recently took a new job as an Account Manager at Rule Boston Camera which is the largest rental house in New England and has been in business for over 20 years. My salary is just under $40,000 and I make 10% commission on sales.? My goal is 2.5 million for 2010 (that's a tough nut to crack, so I'm realistically going to reach 1.8 million by end of 2010). I sell television, video and film equipment to television stations, video production companies, advertising agencies and filmmakers.? Rule Boston Camera recently expanded its sales division, so I was hired about 6 months ago to get out there and kick it.? I'm currently the project manager on the design and installation of multiple Access television stations in the Boston area.? My job is secure and God willing I'll be growing my income through 2010-11.

In addition to working at Rule, I also own 2 rental properties located on my primary home land. These rentals create an additional $1800/mo. income (however, I include heat w/ rent - I budget $50/mo. throughout the year for winter heat bills).? In 2007-08 I used a home equity loan to fund the construction of the rental properties and I have a rate which is excellent. It's $325/mo., yet my ROI is $1800/mo. with the rentals.

My goal is to consolidate credit card debt and also to prop up my emergency fund. I've always had 6-8 months of cash for living expenses - at the moment I've got 2-3 months of cash reserves on hand.? I don't like that.

Thanks!

Chris

My financial situation:
I'm very responsible, have paid every bill I've ever had since I was 16 years old (I'm 37 now) and try to learn from my mistakes.? My hobby is studying finance, so in the past 2 years I've spent a lot of free time learning about assets and debt. I understand your role and mine in this loan.

Monthly net income: $
Between my day job and rental income I bring home roughly $3500/mo. without any commissions.

Monthly expenses: $
??Housing: $ 1060 ($735/1st mortgage and $325/equity loan)
??Insurance: $ 55 (car insurance)
??Car expenses: $ 0 (I own my car)
??Utilities: $ 75 (give or take)
??Phone, cable, internet: $ 55 (my job pays for my cell)
??Food, entertainment: $ 375 (I'm a vegan and frugal)
??Clothing, household expenses $ 50 (roughly)
??Credit cards and other loans: $ 275 (roughly)
??Other expenses: $ 100 (roughly)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$381.90

Auction yield range:	17.05% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	45%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	3y 3m
Credit score:	680-699 (Feb-2010)	Total credit lines:	47	Occupation:	Attorney
Now delinquent:	2	Revolving credit balance:	$8,603	Stated income:	$50,000-$74,999
Amount delinquent:	$4,615	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	pound-magnifico	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Needs A Newer Car
Purpose of loan:
My family has two vehicles currently; a 1999 GMC Truck with 225,000 miles on it and a 1998 Plymouth Voyage with 189,000 miles. I am anticipating one of them will require expensive repairs soon and would like to have a newer vehicle to rely on should one of my present vehicles suffer some catastrophic failure.

My financial situation:
I am a good candidate for this loan because despite my credit score and what looks like on paper a high debt to income ratio, my income along with my wife's income provides us with approximately $ 2,000 a month in discretionary income. We would like to use?this?to pay this auto loan. I realize I have some delinquencies and a bankruptcy in my past. However, the bankruptcy was filed 10 years ago, was a Chpt. 13 and was discharged in 2003. The delinquencies are the result of my going to law school at age 39 and starting all over again at the bottom of the pay scale at age 42. I had to make a choice between feeding my family and paying my law loans back or paying unsecured creditors. Obviously, I chose my family and my law loans. I am currently in the process of settling those delinquent accounts with the lenders.

Monthly net income: My individual monthly net income is $ 3,980.00. My wife nets another $ 2,130.00

Monthly expenses: $
??Housing: $ 1,362.00
??Insurance: $ 200.00????
??Car expenses: $ 100.00????
??Utilities: $ 400.00
??Phone, cable, internet: $ 165.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 1,100.00
??Other expenses: $ 700 groceries
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$403.29

Auction yield range:	17.05% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1984	Debt/Income ratio:	32%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	3y 7m
Credit score:	620-639 (Feb-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$8,620	Stated income:	$50,000-$74,999
Amount delinquent:	$582	Bankcard utilization:	104%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	curveylady	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 660-679 (May-2009) 640-659 (May-2008)
Principal balance:	$3,301.75	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Payoff High Credit Card
Purpose of loan:
This loan will be used to pay off a high credit card interest (34.4%). I have just paid off my jeep and within the next 6 months will have my other credit card debt paid off, except for this one card.

My financial situation:
I am a good candidate for this loan because I have been with the same?company for going on 4 years now. The comp anyis very stable and continues to make profits every year, even in today's economy. When I check my credit score on Equifax it shows a 734.??The summary of my credit reflects a deliquiency, however, I am not late on any of my debt, in fact I always pay more than the minimum. ?I have an existing prosper loan and have never been late. It will be paid off in May 2011 (or sooner).

Monthly net income: $ 3610.00

Monthly expenses: $
??Housing: $ Paid in full
??Insurance: $ 322 (this includes my teenage daughter'? car?insurance)
??Car expenses: $ 230 (car payment for daughter)
??Utilities: $ 125
??Phone, cable, internet: $ 130
??Food, entertainment: $ 300
??Clothing, household expenses $ 250
??Credit cards and other loans: $?833 (This will be reduced to?$560, within the next 6 mths)
??Other expenses: $ 281(this includes cell phone?& life insurance)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$151.83

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2002	Debt/Income ratio:	11%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	7y 9m
Credit score:	660-679 (Feb-2010)	Total credit lines:	18	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$4,513	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cash-spartan	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 88% )	660-679 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	2 ( 13% )	620-639 (Aug-2009) 640-659 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
debt free
Purpose of loan:
This loan will be used to pay all my bills and have only one monthly payment

My financial situation:
This is my second loan from prosper have not missed a payment, I am a good candidate for this loan because i make 38000 to 42000 a year +tips and bonus i been on?my job for 9 years and I'm the Restaurant Manager.

Monthly net income: $
3800 + tips?
Monthly expenses: $
??Housing: $ 500 a month ????
??Insurance: $ 52.00 a month ????
??Car expenses: $ payed off ????
??Utilities: $ 28.00 ????
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 100.00 a month( i work in a restaurant so i don't eat much out side)
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 269.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$196.16

Auction yield range:	14.05% - 23.00%	Estimated loss impact:	15.04%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	10%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	6y 8m
Credit score:	640-659 (Jan-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$2,653	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	reliable-truth5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to pay off small credit cards
Purpose of loan:
This loan will be used to? pay off a couple credit cards with high interest.

My financial situation:
I am a good candidate for this loan because? I have a steady and secure job and I am dependable. Up until a couple years ago, my credit was outstanding, but I went through a rough divorce and didn't come out of it looking too good in the finance category. My bills are always paid and on time.

Monthly net income: $ 3250.00 aprox.

Monthly expenses: $ 1570.00 aprox.
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1988	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 6	Length of status:	11y 10m
Credit score:	680-699 (Feb-2010)	Total credit lines:	47	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$20,346	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	new-peaceful-order	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying property tax and home repair
Purpose of loan:
This loan will be used to pay property taxes and repair a recently discovered leak in my roof

My financial situation:
I am a good candidate for this loan because it is able to be paid?from my regular monthly income after expenses while still maintaining a cushion for any unexpected expenses or emergencies.??

Monthly net income: $10250 (excludes annual January bonus which would avg. to another $4500/month)

Monthly expenses: $8800
??Housing: $4100?
??Insurance: $200
??Car expenses: $100
??Utilities: $500
??Phone, cable, internet: $300
??Food, entertainment: $1000
??Clothing, household expenses $300
??Credit cards and other loans: $2100
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$83.15

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	5	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	6y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	18	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$5,598
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	terrific-truth8	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PERSONAL
Purpose of loan:
This loan will be used to? PERSONAL USE

My financial situation:
I am a good candidate for this loan because: Your bank can help me out, and its income for the bank.

Monthly net income: $
2,000.
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0Food, entertainment: $?200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$810.72

Auction yield range:	17.05% - 25.46%	Estimated loss impact:	19.47%
Lender servicing fee:	1.00%	Estimated return:	5.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	29%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 5	Length of status:	8y 1m
Credit score:	720-739 (Feb-2010)	Total credit lines:	36	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$8,289	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sixdegreeguy	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Software Development
Purpose of loan:
As the owner of a computer programming and consulting firm, I often obtain contracts with small businesses needing custom software to track their customers, and do followup marketing via the web and offline methods.? After working with several companies, i've come to realize they all want the same thing, but they can't find it at their local Best Buy in the software Aisle.

The project I am launching will make small business owner's dreams turn into a reality by providing them a low-cost web based solution to manage their customer base, as well as do automatic followup marketing.? The marketing system will also allow them to keep track of their marketing budgets by viewing their ROI on their advertising efforts down to the source.? For example, they can see how much money they profited or lost on a newspaper ad they placed, or a direct mail campaign they did.

I've worked with companies ranging from a carpet cleaning company, a tuxedo rental company, ... all the way to a major franchised restaurant.

Getting the customer in the door IS important, but what's even more important is getting them to come back.? This product will provide the tools to do just that.

My financial situation:
Being a business owner for over 8 years, I know you need to spend money to make money.? It's all about the Return On Investment.? You, the investor, are thinking the exact same thing right now.? If you invest the $20k that I need to fund this project, your return could be more than you'd see in the stock market, or even at your local bank by getting a CD.?

Risk?? Yes, I understand there's a risk.? I also understand that my credit score might not look the greatest.? But hey, we all learn from our mistakes.? My credit score is low simply because of the fact that I recently purchased a home, and bought furniture for most of the rooms.? We've all been there the first time we purchased a home, and needed anything and everything - from ceiling fans to drapes and blinds... it adds up.? Because of the recent Credit Card laws going into effect within the next few days, I closed my accounts so the credit card companies couldn't raise the interest rates on the outstanding balances.? What this did to my credit score was dropped it, due to the available credit ratio.? Do I need credit?? No.? I'm just using as much cashflow into my business as possible.

I'm a firm believer on being gracious for what is given to me in a time in need.. I hope you can believe in me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	11y 8m
Credit score:	720-739 (Feb-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$835	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	21
Screen name:	ideal-investment	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start business & pay old debt
Purpose of loan:
This loan will be used to? to begin a business in full force now after two years of research and productivity it is now time to launch my future.

My financial situation:
I am a good candidate for this loan because?I will pay it back on time each month until I have finished. The purpose of my company is to promote a healthier lifestyle through organic gardening delivered to catering, personal and business ( a farmers market - delivered to you). I have everything up and running for this season but with extra cost for space and equipment - I need the loan to pursue this and enjoy what I love most.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$113.13

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	10%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	3y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	18	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$9,699	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	VanDawl	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Term loan for wedding
Purpose of loan:
This loan will be used to pay for part of my wedding.

My financial situation:
I am a good candidate for this loan because I make timely payments.

Monthly net income: $

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $
??Food, entertainment: $300
??Clothing, household expenses $
??Credit cards and other loans: $1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.05% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	22%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 11	Length of status:	0y 8m
Credit score:	800-819 (Feb-2010)	Total credit lines:	47	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$50,110	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	alexlaw	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No Risk - Executiv w/perfect credit
I have a very high credit score and have never been late on a payment in my 17 year credit history - no delinquencies of any kind. I have solid W-2 income and a very low debt-income ratio. I'm interested in trying Prosper as both a borrower and a lender. I can easily service the debt. I have lived in the same area for 20 years and own a home. I teach have a solid job at a successful company and am also an adjunct professor at a local University. I am very responsible, capable and educated (I have a BS and an MBA). I'm easy to find as well, so I am low to no risk in terms of payback and consistency.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$489.78

Auction yield range:	17.05% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	29%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	11y 5m
Credit score:	680-699 (Feb-2010)	Total credit lines:	33	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$38,300	Stated income:	$100,000+
Amount delinquent:	$659	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	wealth-renaissance3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff 27.99 interest rate card
Purpose of loan:
This loan will be used to?payoff a high interest rate?credit card?

My financial situation:
I am a good candidate for this loan because? I am fully employed and the only reason my credit score is fair is because of a $646 travel expense for work that was not accounted for or paid without my knowledge and it went to collections. Currently working on resolving this issue

Monthly net income: $ 5800

Monthly expenses: $
??Housing: $ 2450
??Insurance: $ 135
??Car expenses: $ 0????
??Utilities: $ 155
??Phone, cable, internet: $ 185
??Food, entertainment: $ 200
??Clothing, household expenses $ 125
??Credit cards and other loans: $?650
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 24.88%	Starting monthly payment:	$37.71

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	1y 6m
Credit score:	660-679 (Feb-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,570	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	platinum-frontier	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying taxes
Purpose of loan:
This loan will be used to?pay my taxes along with a few other small bills.

My financial situation:
I am a good candidate for this loan because I have a good credit rating, a solid job, job security (actually been working?overtime) and pay my bills on time.

Monthly net income: $1,500

Monthly expenses:$1,065.00? (?$300.00 phone, cable, internet, electricity) ($200.00 credit cards)??($120.00 groceries).
??Housing: $ 375.00
??Insurance: $70.00 (car insurance)?
??Car expenses: $120.00 (gas)?
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 11.85%	Starting monthly payment:	$593.57

Auction yield range:	3.05% - 10.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	0y 9m
Credit score:	840-859 (Jan-2010)	Total credit lines:	27	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$50	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Internet_Entrepreneur	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Product Development
Purpose of loan:
This loan will be used?to help fund the software?development of a great new marketing and relationship management product for my online media business.? My sales and marketing team has already started to pre-sell?the new product and has gotten a great response, including an endorsement deal with a large national corporation with 14,000 potential clients.? We are currently developing the software for the product with?an expected launch date in early to mid-March.? We are looking for attractive interest rates on capital to provide a funding cushion and to cover operating expenses?while we ramp up?the sales effort?of our new product.?

Repayment:
This is a business loan which will be repaid?with operating cash flow from my business.? Prior to becoming an entrepreneur, I worked at a high paying banking job and will personally guarantee the loan with funds from my income and sizeable investment portfolio.? I have an excellent credit rating so bid with confidence.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$277.32

Auction yield range:	11.05% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	2y 4m
Credit score:	720-739 (Feb-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,778	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	stronghold278	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plan in action
Purpose of loan:
I will use this loan to help become debt free.? I have turned around my lifestyle habits and have a goal of becoming debt free.? This is the final "big" step in the process.

My financial situation:
I have paid off several other cards recently.? I work full time and have a very solid budget in place.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.49%	Starting borrower rate/APR:	9.49% / 9.83%	Starting monthly payment:	$288.25

Auction yield range:	3.05% - 8.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	4y 0m
Credit score:	800-819 (Feb-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,859	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dime-prometheus	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of Debt
Purpose of loan:
This loan will be used to? pay off credit card debt.

My financial situation:
I am a good candidate for this loan because? I have a good, stable job even in this economy with perfect credit history.? I'm just looking to consolidate higher interest credit card debit to be able to afford a bigger house for a growing family.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$106.13

Auction yield range:	17.05% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	0y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	16	Occupation:	Student - College S...
Now delinquent:	0	Revolving credit balance:	$11,077	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worth-squadron6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to pay for my tuition in addition to any expenses I might encounter as I graduate college and seek?full-time employment.?I will be moving once I graduate so I imagine I will also incur some moving expenses.

My financial situation:
I am a good candidate for this loan because?I am?responsible and will be able to pay off the loan once I finish school. I currently tutor every month and?I make an?average of $2100 per month while being a full-time student. I also am seeking full-time employment as I will be graduating very soon.

Monthly net income: $ 2100?

Monthly expenses: $
??Housing: $ 755
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 75
??Phone, cable, internet: $ 60
??Food, entertainment: $ 270
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 90
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	11.94%	Starting borrower rate/APR:	12.94% / 15.08%	Starting monthly payment:	$673.30

Auction yield range:	8.05% - 11.94%	Estimated loss impact:	7.26%
Lender servicing fee:	1.00%	Estimated return:	4.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	29%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	19 / 10	Length of status:	4y 6m
Credit score:	780-799 (Feb-2010)	Total credit lines:	49	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$6,873	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transaction-announcer	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opening New Business
Thanks for viewing my loan!

My partner and I are in the process of opening a new specialty beer and wine retail shop in historic downtown Kennewick, WA.Our community includes Richland, West Richland, Kennewick and Pasco with a total population of over 250,000.The Tri-Cities, as they are known, are located in central south Washington State, the heart of Washington Wine Country.? Historic downtown includes several wine bars, a brewery and several specialty shops.The Tri-Cities doesn't have any specialty wine & beer retailers.? In fact, you cannot? purchase fine imported beer for at home consumption anywhere in our community.

Purpose of loan

This loan will be used to purchase equipment (primarily refrigeration) and some inventory.

About Us

I am 35 years old and a working professional with three advanced degrees.? I will continue working with my current employer of five years, Washington State University.? My partner and manager owns the business next door and has been a successful business owner for over 10 years.We both have excellent credit (15 years established cresit, $150K high credit, No late payments), work ethic, managerial and entrepreneurial experience and are excited about this new opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.57%	Starting borrower rate/APR:	25.57% / 27.88%	Starting monthly payment:	$400.62

Auction yield range:	8.05% - 24.57%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	8%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	2y 6m
Credit score:	780-799 (Feb-2010)	Total credit lines:	6	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$235	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	euro-paladin4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BIZ LOAN
Purpose of loan:
This loan will be used to expand my present business of Information Technology and also I'm starting a business consulting services company that will provide consulting services in the fields of administration, executive management, Information technology, marketing and advertising. I need this loan to rent an office and hire initial office staff and buy some office equipment. i have over 5 years of experience in business consulting and plan to do that on my own, so a loan will be really helpfull.

My financial situation:
I am a good candidate for this loan because i've an excellent credit, a good job with a decent salary and have no debts or major loans in my name. i should be able to pay off my loan without any problems.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$75.42

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2002	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	1y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$348	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	wise-dedicated-coin	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Payments
Purpose of loan: This loan will be used to consolidate current debt that I have on a couple of closed credit cards that I am making payments on. I would like to find a loan at a rate around 18% as that would be lower than what I am currently paying on these accounts and otherwise it doesn't really make sense to go this route but I would still like to explore Prosper.com as an option.

My financial situation: I am a good candidate for this loan because?for the next year I do not have a housing payment (including utilities) and after that my housing payment will only be $350. I have a newer car, which?is paid off, so I don't anticipate needing to make any large purchases for the foreseeable future. The debt that I am consolidating?is from 3 closed accounts, which I am?making payments on.

About a year and a half ago I was laid off from my job for 4 months and because of that,?I had some problems paying my bills, especially?since paying for health insurance was a huge portion of what I was bringing in from unemployment.?Since being re-employed 14 months ago,?and since I now work at a bank, I have learned a lot about credit scores, how they work, and what?affects a credit score. I have also been making all payments on time and much higher than the minimum due. I would like to continue that,?but I would like to explore other opportunities for lower interest rates, which is my goal on Prosper.com.? I appreciate you considering me as a potential loan candidate!

Monthly net income: $1750 (after insurance and taxes).

Monthly expenses:?
Housing: $0 - This will be the case for at least the next 12 months as I am living with my parents who do not charge me rent, utilities or food.???
Insurance: $40 - Car insurance.??
Car expenses: $0?-?I recently paid in full?for a car from my parents. It is?in great condition?and I don't anticipate any major maintenance needed in the foreseeable future.??
Utilities: $0???
Phone, cable, internet: $56.00???
Food, entertainment: $200.00 my goal is to stay under this amount per month, but this is what I have budgeted.??
Clothing, household expenses: $???
Credit cards and other loans: $approx 260.00 in current minimum payments - these are the items I will be using the debt consolidation loan for.??
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$159.91

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2004	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 19	Length of status:	6y 6m
Credit score:	780-799 (Feb-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,326	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nickel-fort	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to repair the foreclosure house that we bought for rental property. This is all the money we need as we have already put $25,000 into it.

My financial situation:
I am a good candidate for this loan because my husband and i both work full time and have been on our jobs for several years. We also own 3 rental properties that cash flow. So we have more than enough income to repay this loan.We have no car payments, and little credit cards debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.05%	Starting borrower rate/APR:	12.05% / 14.18%	Starting monthly payment:	$66.48

Auction yield range:	11.05% - 11.05%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 4	Length of status:	3y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	22	Occupation:	Student - Community...
Now delinquent:	0	Revolving credit balance:	$5,293	Stated income:	$0
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	myststix	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Jul-2009) 680-699 (Oct-2008) 640-659 (Jul-2008) 660-679 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Loan-Finance State-Licensing Course
Hello, have recently paid off one of the earliest Prosper.com loans, Loan #975, never having missed a payment and without a single late payment! I stated in my original loan request, that I would come back to the community that helped to further increase my business.
I am requesting this loan to help complete short training course required before becoming a state-licensed auctioneer. The course is over 10 days, and this loan will help cover costs. Auctioneering is a very lucrative, all-cash business, which has experienced unprecedented growth in this economy. The standard commission for services is 20% of the gross, plus expenses. I have no negative credit information whatsoever. I'm asking the prosper community to help me out with a lower interest, low risk loan. My history should speak for itself.
I made several years of successful, on-time payments with my previous loan, which has been completely paid off. I have many years positive payment history with American Express Gold, Discover, Sam?s Club credit, HSBC and Citibank. I have closed several store-brand cards over the last few years, as my main street credit cards limits have improved.? I also have an educational loan that has been current for many years (over ten years actually). My personal expenses are minimal, approximately $2000 a month. I am also a full-time list student in my last semester at St. Phillips College.
My credit rating has increased in since my last loan. I have comfortably made all my payments on time. What makes a statement to my stability is that several of my credit card issuers have increased my credit lines, despite the current credit crunch. My utilization is low (floats between 40-70%)? and I make? WAY more than my minimum payments. I've also paid off several high-interest department credit cards. I'm a homeower as well, with ten years fixed residence. I'm hoping my positive credit history & good payment practices help me save vs. borrowing from high-interest credit cards.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.23%	Starting borrower rate/APR:	31.23% / 33.63%	Starting monthly payment:	$323.46

Auction yield range:	11.05% - 30.23%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	2y 3m
Credit score:	660-679 (Feb-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,021	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	durability-commander0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finalize wedding expenses
Purpose of loan:
This loan will be used to?take care of final?wedding expenses?

My financial situation:
I am a good candidate for this loan because?my credit is good.? I make 71,000 dollars a year and have the funds to pay back the loan.??I have very few open credit accounts.? I live rent free and have no morgage to pay for.???

Monthly net income: $ 5900

Monthly expenses: $
??Housing: $ 0
??Insurance: $0
??Car expenses: $ 0
??Utilities: $0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $?200
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	8%
Basic (1-10):	4	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 6	Length of status:	13y 7m
Credit score:	680-699 (Feb-2010)	Total credit lines:	32	Occupation:	Police Officer/Corr...
Now delinquent:	3	Revolving credit balance:	$14,115	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	parmotinc	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	2 ( 100% )	680-699 (Latest)
Principal borrowed:	$26,000.00	< mo. late:	0 ( 0% )	700-719 (Nov-2009) 660-679 (Oct-2009) 660-679 (Sep-2009) 660-679 (Jul-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Police Dialing 911 Need Your Help!!
Purpose of loan:
The purpose of the loan is to buy more inventory for my?business.? I am?a full time Police Officer for the last 13 years.? Instead of working off duty I started a small business on the side.? ?I buy and sell cars of particular interest.? It is only part time at the moment, but will be full time when I retire from the Police Department in?7 years.? I have currently been in business for the last 5 years.? My background before joining the Police Department was at a World Challenge Corvette Race team.? I am able to identify and work on special interest vehicles.? I average around $35000/yr from my business and it is still only part time.??? I have already recieved?two Prosper loans and paid?them off on time and without any problems.? My business is doing great and I'm excited about my Prosper family helping me achieve the next level.? I thank you in advance.?

My financial situation:
I am a good candidate for this loan because? I am trustworhy and honest.? My wife is a Physical Therapist and I'm a Police Officer so we both have job security.? Our house will be paid for in?7 years from a 15 year loan.? My credit score dropped afther? the births of my?children.? With my children?having difficult births, they spent weeks in the hospital in the NIC unit, my wife had to quit working to take care of the kids.? With her out of work and the mounting medical bills added to the fact that we had to live off our credit until the children were healthy, that all took its toll on our financial situation.? It was a difficult decision, but one that was made with my children's future in mind.? ?All of the recent inquires are the result me shopping around for better insurance and better bond for my business.? They all require a credit inquiry.?You can trust me that you will not make a mistake.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.58%	Starting borrower rate/APR:	30.58% / 32.97%	Starting monthly payment:	$213.85

Auction yield range:	17.05% - 29.58%	Estimated loss impact:	19.73%
Lender servicing fee:	1.00%	Estimated return:	9.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	17y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	22	Occupation:	Teacher
Now delinquent:	1	Revolving credit balance:	$9,113	Stated income:	$50,000-$74,999
Amount delinquent:	$980	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	16
Screen name:	Bubbles01	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	29 ( 97% )	640-659 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 3% )	680-699 (Jul-2009) 680-699 (Apr-2009) 620-639 (Jan-2008) 740-759 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
3rd loan Basement room for my son
Purpose of loan:
This loan will be used to?? Add a room in the basement for my oldest son :>
My financial situation:
I am a good candidate for this loan because??? I have been teaching for the past 16 years, so my job is pretty much recession proof.? I have also had 2 Prosper loans and as promised?paid them off early.? I plan to do the same with this loan.

I'm not sure how why Prosper has given me a HR ???? My score has improved by five grades since my last loan and my TransUnion Fico is 687 which I can verify.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ My husband pays it
??Insurance: $ 200.00 mo.
??Car expenses: $ 2002 Dodge Caravan is paid for.
??Utilities: $ Gas & Electric 315.00 on the DTE?
??Phone, cable, internet: $ 150.00? AT&T budle plan
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 400.00
??Credit cards and other loans: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,899.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$64.90

Auction yield range:	4.05% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 6	Length of status:	2y 4m
Credit score:	700-719 (Feb-2010)	Total credit lines:	32	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$38,160	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Airmail26	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off a credit card that has been bogging me down.?
My Financial situation:
I am a good candidate for this loan because?I have had a job my whole life and have never missed a payment in my 34 years on this planet.? My wife and I make over $120K/year and would never jeopardize our lifestyle by missing a payment.? Thanks for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 10.84%	Starting monthly payment:	$487.47

Auction yield range:	3.05% - 9.49%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	5y 8m
Credit score:	800-819 (Feb-2010)	Total credit lines:	34	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$9,061	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	favorite-economy792	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payoff
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$180.89

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1984	Debt/Income ratio:	41%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 12	Length of status:	6y 5m
Credit score:	660-679 (Feb-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,304	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	Hrdwrkinlady43	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards and Loans
Purpose of loan:
This loan will be used to pay off credit cards and high interest payday loans

My financial situation:
I am a good candidate for this loan because I have been working in the field of healthcare for 14 years and earn a decent salary. I also make a habit of paying more towards my financial obligations when excess funds are available. This loan would enable me to start over so I can save for a emergency fund. I have no problem making the monthly payment. What?I need is a lower interest?rate. 18% would be great since one of my loans I?am making payments for has a 95% rate.?

Monthly net income: $ 2788

Monthly expenses: $
??Housing: $ 625
??Insurance: $ 45
??Car expenses: $?466
??Utilities: $ 250
??Phone, cable, internet: $ 80
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 463
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$250.90

Auction yield range:	11.05% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	29%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	0y 9m
Credit score:	660-679 (Jan-2010)	Total credit lines:	18	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$20,846	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enthralling-fairness	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education Debt Consolidation
Purpose of loan:
This loan will be used to help consolidate credit card debt so I can payoff the lingering financial hangover of my college degree.

My financial situation:
I am a good candidate for this loan because I have not ever missed a payment on any of my debt.? I would like to reduce my revolving debt payments in order to improve my credit score in order to plan for purchasing a house in 3-5 years.

Monthly net income: $ 1850

Monthly expenses: $?920, plus $600 in debt payments
??Housing: $ 200.00 (Rent with roommates)
??Insurance: $ 95.00 (Car insurance- 100% of health insurance is provided by?employer)
??Car expenses: $ 160.00 (Car Payment & Monthly Gas)
??Utilities: $ 55.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	4y 9m
Credit score:	760-779 (Feb-2010)	Total credit lines:	21	Occupation:	Retail Management
Now delinquent:	2	Revolving credit balance:	$5,740	Stated income:	$25,000-$49,999
Amount delinquent:	$630	Bankcard utilization:	90%
Public records last 12m / 10y:	1/ 3	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	deal-bauble9	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Salon Equipment And Inventory
Purpose of loan:
This loan will be used to purchase new salon equipment and inventory?

My financial situation:
I am a good candidate for this loan because? I have been in business going on five years now.? I am a small business owner who would love to improve her business and?be able to continue to provide a great location for my community to come and find affordable clothing and accesories along with salon services.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	0y 6m
Credit score:	680-699 (Jan-2010)	Total credit lines:	5	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$4,187	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enthralling-funds	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate my debt

My financial situation:
I am a good candidate for this loan because? with this loan i will not have any bills left.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 62
??Food, entertainment: $ 20
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.49%	Starting borrower rate/APR:	9.49% / 9.83%	Starting monthly payment:	$320.28

Auction yield range:	3.05% - 8.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	11y 10m
Credit score:	820-839 (Feb-2010)	Total credit lines:	19	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$12,115	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	urbane-gold6	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
House Stuff, furniture, etc...
Purpose of loan:
This loan will be used to? Purchase household items as I'm recently divorced

My financial situation:
I am a good candidate for this loan because?I'm employed full time in the military.? I'd like it to be a 7 year if possible, then 5, then 4 years.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,770.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$62.67

Auction yield range:	4.05% - 15.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	16 / 15	Length of status:	2y 2m
Credit score:	720-739 (Feb-2010)	Total credit lines:	27	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$27,122
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Litlelady	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Jul-2008)
Principal balance:	$27.89	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Eliminate debt by taking on debt
I am using the funds to pay down other debt. I make approximately 3k per year from home by selling crafts I have made. Most of the household income is brought into the home via my husband; he works 2 jobs while I am a stay at home mom.

Household income is $65,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$79.95

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	1y 11m
Credit score:	720-739 (Feb-2010)	Total credit lines:	15	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$1,437	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	oge22	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Debt Consolidation
Purpose of loan:
Consolidate my debt.
My financial situation:
I am a good candidate for this loan because I am current on all my bills and never late. I just want to pay off the credit card before the APR kicks in.?
Monthly net income: $ 2,500

Monthly expenses: $
??Housing: $ 1128
??Insurance: $ 328
??Car expenses: $
??Utilities: $ 60
??Phone, cable, internet: $ 125
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.